ELFUN FUNDS
                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                            UNDERSTANDING YOUR REPORT


A LETTER FROM THE PRESIDENT ..........................   1
John Myers on market events

REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
   Portfolio managers discuss your Funds' results in 1999

     ELFUN INTERNATIONAL EQUITY FUND .................   3

     ELFUN TRUSTS ....................................   8

     ELFUN DIVERSIFIED FUND ..........................  12

     ELFUN TAX-EXEMPT INCOME FUND ....................  24

     ELFUN INCOME FUND ...............................  32

     ELFUN MONEY MARKET FUND .........................  40


NOTES TO PERFORMANCE .................................  44

NOTES TO SCHEDULES OF INVESTMENTS ....................  44

FINANCIAL STATEMENTS
   Financial Highlights ..............................  45
   Notes to Financial Highlights .....................  47
   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets .............  48

NOTES TO FINANCIAL STATEMENTS ........................  54

INDEPENDENT AUDITORS' REPORT .........................  62

ELFUN FUNDS' INVESTMENT TEAM .........................  64

SHAREHOLDER SERVICES ....................INSIDE BACK COVER
   How you can obtain more information


                            HIGHLY RATED ELFUN FUNDS

                             MORNINGSTAR RATINGS(TM)
                            THROUGH DECEMBER 31, 1999
--------------------------------------------------------------------------------

                           NUMBER
    FUND                  OF FUNDS              STAR
 (CATEGORY)              IN CATEGORY           RATING
--------------------------------------------------------------------------------
ELFUN INTERNATIONAL EQUITY -- (International Equity)
--------------------------------------------------------------------------------
Overall and 3 year           1104          [STAR] [STAR] [STAR] [STAR]
      5 year                  638          [STAR] [STAR] [STAR] [STAR]
      10 year                 124          [STAR] [STAR] [STAR] [STAR]


--------------------------------------------------------------------------------
ELFUN TRUSTS -- (Domestic Equity)
--------------------------------------------------------------------------------
Overall and 3 year           3469          [STAR] [STAR] [STAR] [STAR]
      5 year                 2180          [STAR] [STAR] [STAR] [STAR]
      10 year                 770          [STAR] [STAR] [STAR] [STAR]


--------------------------------------------------------------------------------
ELFUN TAX-EXEM[STAR]T INCOME -- (Municipal Bonds)
--------------------------------------------------------------------------------
Overall and 3 year           1623          [STAR] [STAR] [STAR] [STAR] [STAR]
      5 year                 1348          [STAR] [STAR] [STAR] [STAR] [STAR]
      10 year                 386          [STAR] [STAR] [STAR] [STAR]

--------------------------------------------------------------------------------
ELFUN INCOME -- (Taxable Bonds)
--------------------------------------------------------------------------------
Overall                      1617          [STAR] [STAR] [STAR] [STAR]
      3 year                 1617          [STAR] [STAR] [STAR] [STAR]
      5 year                 1221          [STAR] [STAR] [STAR] [STAR]
      10 year                 387          [STAR] [STAR] [STAR] [STAR]

--------------------------------------------------------------------------------
ELFUN DIVERSIFIED -- (Domestic Equity)
--------------------------------------------------------------------------------
Overall                      3469          [STAR] [STAR] [STAR] [STAR]
      3 year                 3469          [STAR] [STAR] [STAR]
      5 year                 2180          [STAR] [STAR] [STAR] [STAR]
      10 year                 770          [STAR] [STAR] [STAR] [STAR]


Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.


Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (with fee and sales charge adjustments) and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in a broad asset class receive five stars, the next 22.5% receive four stars and the next 35% receive three stars. Ratings are for the share classes shown only; other classes may vary.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The advisor has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


--------------------------------------------------------------------------------
 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,
The approach of the new millennium was marked by very strong performance across most global equity markets, while the U.S. bond market suffered its second worst year since 1973. The S&P 500 again set a record in 1999, returning in excess of 20% for the fifth straight year. Investors' interest in U.S. equities however was confined to a very narrow portion of the market, namely technology. The technology sector returned over 80%, following a 76% gain in 1998, despite anxiety surrounding Y2K. The dominance of technology is due in large part to the increasingly pervasive use of the Internet in all aspects of business. The unprecedented move in technology accounted for 90% of the S&P 500's 1999 performance. Interestingly, the S&P 500 excluding technology returned only 3% for the year. Innovation and productivity gains are among the positive by-products of the current technology cycle but, as disciplined, long-term investors, we remain cautious about valuations. As a whole, U.S. equity markets enjoyed a very favorable economic backdrop in 1999 including strong GDP growth, modest wage pressure, low inflation, and high consumer confidence.

International equity markets also performed extremely well and outperformed the S&P 500 for the first time since 1994. Most investors became convinced that the economic troubles of Asia, Latin America, and Russia were behind us and that sentiment provided the catalyst for positive performance across many individual markets - European markets climbed 15.9%, Japan rose 61.5%, and emerging markets soared 66.4%. We believe international markets will remain very attractive over the next few years as consolidation, restructuring, and privatization trends continue to exert economic pressures on companies to pursue shareholder value and to find new ways to grow earnings.

The reversal of Federal Reserve policy in 1999, to tighten rates three times after reducing rates three times in 1998, created difficulties for the bond market. The yield on the long-bond started the year around 5% and ended 1999 at 6.5%. The steepening of the yield curve reflected a "wall of worry" by most bond investors that the strong economy would eventually push up inflation thereby forcing the Fed to increase rates even more. Despite challenges in the fixed income markets, we believe that a diversified portfolio, including bonds, is a responsible way to invest in times of uncertainty.

                             PERFORMANCE HIGHLIGHTS
Our Elfun family of equity funds posted strong performance relative to the average returns of their Lipper peer groups and to their respective benchmarks. Specifically, the ELFUN INTERNATIONAL EQUITY FUND (recently renamed to better reflect its objectives), returned 38.9%, beating its benchmark by 14 percentage points! ELFUN TRUSTS returned 19.7%, ranking the fund in the top one-third of its peer group over five years. ELFUN DIVERSIFIED FUND returned 14.0%, beating the average fund in its peer group by 5.3 percentage points and placing the fund in the top quartile of its peer group over one-, five-, and ten-year periods. Our Elfun family of fixed income funds also returned good relative performance in a very challenging environment. The ELFUN TAX-EXEMPT INCOME FUND posted better results than the average fund in its peer universe, ranking it in the top 15% of its peer group on a one- and five-year basis. The ELFUN INCOME FUND returned better results than its peer group in 1999, ranking it in the top 15% over one- and five-year periods and in the top 10% on a ten-year basis. The ELFUN MONEY MARKET FUND also beat the average fund in its peer group in addition to beating its benchmark, ranking it in the top 2% over one-year, and in the top 3% of its peer group over a five-year period.

Please take a moment to read our annual report for the calendar year 1999. In it you will find financial information on all our Elfun Funds, including fund performance, benchmark performance, peer group performances, and holdings. Your Portfolio Managers have prepared a commentary to answer questions you might have on each individual fund. Several of our funds again

[PHOTO OF JOHN MYERS OMITTED]

--------------------------------------------------------------------------------

received favorable ratings from Morningstar, an independent fund-ranking company that analyzes risk-adjusted performance and our top-rated funds are presented on the inside front cover.

                                 MARKET OVERVIEW
The last five years of the 20th century produced very favorable results for financial markets. Double-digit returns now seem to be the norm in terms of investor expectations, given the 20%-plus returns recorded by the S&P 500 in the last half of the 1990's. The new millennium begins with a positive backdrop for the global markets.

The U.S. market is characterized by a "New Era Economy" with low inflation; modest interest rates; modest wage pressure offset by very strong productivity gains; healthy consumer spending; a new technology cycle centered around the Internet; and robust economic growth. We believe that these factors, combined with a favorable demographic picture over the next ten years, bode well for U.S. company earnings and for the U.S. equity market in general. The international markets are now embracing consolidation and restructuring in the name of shareholder value which should translate into better earnings and stock prices for those who can execute their strategy. The emerging markets are still recovering from the economic woes of the Asian crisis and investors remain confident about their prospects. The fixed income markets will continue to be challenged by the Federal Reserve's efforts to stave off inflation and keep economic growth manageable. The fixed income markets are anticipating several rate hikes in 2000 to accomplish this goal. Another issue for the bond market is the lack of supply of 30-year paper given the U.S. budget surplus. We are in new territory in terms of paying down our national debt, which is having a unique impact on the yield curve, namely, an inversion of the curve in which short-term rates exceed longer-term rates. The danger could be that the equity markets ignore this phenomenon and continue to bid stocks higher.

While the backdrop remains constructive, there are reasons to take a cautiously optimistic approach to investing over the next couple of years. As a disciplined, long-term investor we continue to monitor the excesses in the U.S. equity markets including valuations, technology concentration, and the IPO market, where capital flows are at record highs. The robust growth of the U.S. economy, the widening U.S. trade deficit, the budget surplus, inflationary pressures, excess global capacity, and Federal Reserve's bias toward tightening interest rates over the short term are all factors to watch carefully as they could create volatility in world financial markets. We continue to believe that our bottom-up approach to security selection will enable us to differentiate our portfolios and lead us to the winners in this new century.

As an aside, let me comment on the name change of the Elfun Global Fund to the Elfun International Equity Fund. Elfun investors have used the Elfun Global Fund since its inception ten years ago in order to diversity their equity holdings into foreign markets. Global funds as a category, however, typically invest in the U.S. equity market as well, and this has created some confusion among certain investors. In order to emphasize that this fund primarily invests in international securities, we have renamed the fund "Elfun International Equity". Although the change did not require any modifications in the portfolio, as the fund can continue to hold a small percentage of non-international securities and still maintain its status as an international equity fund, we will reduce the U.S. weighting over time to align the fund with other international equity funds we manage.

Lastly, a comment on the Year 2000 issue. To date, we have not experienced any significant disruptions to our financial or operating activities caused by failure of these computerized systems resulting from Year 2000 issues. Still, the impact of failures by companies, markets, or governments of countries in which the Funds invest to address effectively the Year 2000 issue may be felt well after January 1, 2000 and could negatively impact the Funds' performance. In addition, the Funds could be adversely affected if the computer systems used by GE Asset Management, its sub-advisers or external service providers do not correctly process such date-related information.

We remain committed to a long-term investment perspective and to you, our shareholders.

Sincerely,


[SIGNATURE]
John Myers
President and Chief Executive Officer
GE ASSET MANAGEMENT



JOHN MYERS IS A SEASONED VETERAN OF GE'S FINANCIAL COMMUNITY AND OF GE ASSET MANAGEMENT. JOHN BEGAN HIS GE CAREER IN 1970 AFTER SERVING AS AN OFFICER IN THE U.S. NAVY. HE PROGRESSED THROUGH SEVERAL GLOBAL FINANCIAL ASSIGNMENTS BEFORE JOINING GE ASSET MANAGEMENT IN 1986. HE HOLDS A B.S. IN MATHEMATICS FROM WAGNER COLLEGE, WHERE HE SERVES ON THE BOARD OF TRUSTEES.

                                                 ELFUN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Q&A



RALPH LAYMAN (PICTURED ON THE LEFT) MANAGES THE INTERNATIONAL EQUITY OPERATION WITH TOTAL ASSETS EXCEEDING $16 BILLION. HIS RESPONSIBILITIES INCLUDE CO-MANAGEMENT OF THE ELFUN INTERNATIONAL EQUITY FUND WITH MICHAEL SOLECKI. PRIOR TO JOINING GE ASSET MANAGEMENT IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE ASSET MANAGEMENT'S ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST (CFA), A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

MICHAEL SOLECKI IS CO-PORTFOLIO MANAGER OF THE ELFUN INTERNATIONAL EQUITY FUND AND HAS SERVED THE FUND IN THAT CAPACITY SINCE 1997. MIKE HAS MORE THAN EIGHT YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1990. HE IS CURRENTLY A VICE PRESIDENT OF GE ASSET MANAGEMENT. MIKE IS A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE.

Q. HOW DID THE ELFUN INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Elfun International Equity Fund posted a return of 38.90% for the one-year period ended December 31, 1999. For the same period, the MSCI World Index returned 24.94% and our Lipper peer group of 299 Global Stock funds returned an average of 37.71%.

Q. WHY DID THE ELFUN GLOBAL FUND CHANGE ITS NAME TO THE ELFUN INTERNATIONAL EQUITY FUND?

A. Elfun investors have used the Elfun Global Fund since its inception more than ten years ago to diversify their equity holdings into foreign markets. Global funds, however, typically invest in the U.S. equity market, and this created confusion among many of our investors. In order to clarify the positioning of this fund within the Elfun Funds, namely that this fund is the investment option primarily invested in international securities; we have renamed it the Elfun International Equity Fund. The change did not require a modification of the portfolio because funds may hold a modest percentage of non-international securities and still be named an international equity fund. Nevertheless, in seeking to properly position the fund as a true international option, we will reduce the U.S. weighting over time in a thoughtful manner, and align the portfolio with other international equity funds we manage.

Q.  WHAT DROVE THE FUND'S PERFORMANCE?

A. The largest performance drivers were telecom operators Mannesmann (Germany), Sonera Group (Finland) and Airtouch Communications (U.S.), consumer electronics leader Sony (Japan), and technology leaders EMC (U.S.) and Taiwan Semiconductor Manufacturing (Taiwan). In addition, the emerging markets performed particularly well, in most cases coming off a low base following the Asian Crisis of 1997/98.

Q.  WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

A. As Europe continues to merge and integrate, it is likely that we will continue to see cost savings coming out of merger and acquisition activity which could drive earnings and hence share prices higher. In 1999, we started to see corporate activity in many sectors that have traditionally been viewed as locally dependent, such as telecommunication operators and utilities. The rate of merger announcements is likely to increase, especially as company managements focus more on shareholder value than has traditionally been the case and as these industries become pan-Europe. We anticipate more consolidation in many European industries.


    Corporate restructuring continues in Japan although at far too slow a pace. Those companies which have made major changes in their businesses and that have taken shareholder-friendly policies have seen stronger earnings growth and higher valuations in their share prices. However, there are many companies that still do not understand the need for change and we believe that the difference in share price performance between such companies will widen.

    Two issues are paramount for the U.S. market in 2000. First, has the strong performance of technology stocks been overdone? Second, will inflation and continued Federal Reserve tightening become major negatives for the economy and the stock market? A few dozen large-cap stocks, mostly technology companies, are currently being accorded extremely high valuation factor levels, while the rest of the S&P 500 is selling around long term valuation norms. The stock market breadth was very narrow in 1999, with 54% of S&P 500 stocks declining. The highest S&P non-technology sector (Capital Goods) was only up 26% compared with a 81% gain by the Technology sector. Whether this valuation discrepancy is warranted remains to be seen, but it certainly offers the potential for extreme volatility, especially if the market activity or the first few days of the new year becomes the norm.



[PHOTO OF RALPH LAYMAN AND MICHAEL SOLECKI OMITTED]

                                                 ELFUN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                              [LINE GRAPH OMITTED]

        ELFUN INTERNATIONAL EQUITY FUND     MSCI WORLD
'89               $10000.00                  $10000.00
'90                 9143.93                    8298.10
'91                10498.59                    9815.24
'92                11122.65                    9302.37
'93                14668.50                   11395.50
'94                14576.43                   11973.94
'95                16912.90                   14455.13
'96                19641.77                   16403.86
'97                21305.47                   18988.55
'98                25004.65                   23609.75
'99                34731.06                   29496.91

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------
Elfun International
   Equity Fund   38.90%    18.96%     13.26%

MSCI World       24.94%    19.76%     11.42%

                               INVESTMENT PROFILE
     A Fund designed for investors who seek long-term growth of capital and future income consistent with prudent management and preservation of capital. The Fund invests principally in equity securities issued by companies located in both developed and
                   developing countries throughout the world.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/99
                             GLOBAL STOCK PEER GROUP


                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ..........    123      52       9

   Number of Funds in peer group: ......    299     122      26

   Peer group average total return: ....  37.71%  18.91%  12.15%

   Lipper categories in peer group: ....  GLOBAL, GLOBAL SMALL CAP

   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                            TOP TEN LARGEST HOLDINGS
                          AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
Sonera Group Oyj                         3.40%
--------------------------------------------------------------------------------
Mannesmann AG                            3.02%
--------------------------------------------------------------------------------
EMC Corp.                                2.50%
--------------------------------------------------------------------------------
Ericsson LM Telephone (Series B)         2.09%
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.   2.06%
--------------------------------------------------------------------------------
Sony Corp.                               1.98%
--------------------------------------------------------------------------------
Telefonica S.A.                          1.89%
--------------------------------------------------------------------------------
Canon Inc.                               1.88%
--------------------------------------------------------------------------------
Fujitsu Ltd.                             1.87%
--------------------------------------------------------------------------------
Honeywell International Inc.             1.86%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                         ELFUN INTERNATIONAL EQUITY FUND
                               [PIE CHART OMITTED]
                                  EUROPE 57.9%
                                   JAPAN 11.6%
                               OTHER REGIONS 8.7%
                               UNITED STATES 8.4%
                                PACIFIC RIM 7.9%
                                CASH & OTHER 5.5%

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 94.3%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.7%
Brambles Industries Ltd. ......   118,168     $  3,268
Cable & Wireless Optus Ltd. ...   517,585        1,729(a)
                                                 4,997

BRAZIL -- 0.5%
Telecomunicacoes Brasileiras
   S.A. ADR ...................     1,312          169
Uniao de Bancos Brasilieros
   S.A. GDR ...................    38,652        1,164
                                                 1,333

CANADA -- 2.7%
ATI Technologies Inc. .........    67,300          891(a)
Celestica Inc. ................    31,624        1,770(a)
CGI Group Inc. (Class A) ......    45,304        1,938(a)
Nortel Networks Corp. .........    33,519        3,385
                                                 7,984

DENMARK -- 0.7%
Novo-Nordisk AS (Series B) ....    14,827        1,967

FINLAND -- 5.8%
MeritaNordbanken Oyj (Series A)   274,711        1,616(a)
Nokia Oyj (Series A) ..........    12,067        2,188
Pohjola Group Insurance
   Corp. (Series B) ...........    11,613          702


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Sampo Insurance Co. Ltd.
   (Series A) .................    68,706  $     2,402
Sonera Group Oyj ..............   144,847        9,929
                                                16,837

[ICON OMITTED] FRANCE -- 15.9%
Aerospatiale Matra (Regd.) ....    51,856        1,138(a)
Alstom ........................    88,087        2,937(a)
Aventis S.A. (Class A) ........    44,104        2,564
AXA-UAP .......................    38,928        5,427
Banque Nationale de Paris .....    14,742        1,360(a)
Cap Gemini S.A. ...............    19,518        4,955
Carrefour S.A. ................    17,672        3,260
Coflexip S.A. ADR .............    29,374        1,116
Lagardere S.C.A. ..............    94,087        5,118
Lyonnaise Des Eaux S.A. .......     9,802        1,571
Michelin CGDE (Regd.) (Class B)    55,039        2,162
Rhodia S.A. ...................    25,855          584
Schneider S.A. ................    44,874        3,524
Societe Generale ..............     4,528        1,054
STMicroelectronics N.V. .......    20,555        3,164
Total S.A. (Class B) ..........    37,778        5,042
Vivendi .......................    15,644        1,413
                                                46,389

[ICON OMITTED] GERMANY -- 9.8%
Bayerische Vereinsbank AG .....    22,291        1,523
DaimlerChrysler AG ............    16,424        1,277
Deutsche Bank AG ..............    37,918        3,203(a)
Fresenius Medical Care AG .....    35,078        3,000
Mannesmann AG .................    36,556        8,820
Metallgesellschaft AG .........    98,034        1,965
Muenchener Rueckverischerungs-
   Gesellschaft AG (Regd.) ....    11,444        2,903
Preussag AG ...................    73,674        4,104
Veba AG .......................    40,066        1,947
                                                28,742

GREECE -- 0.5%
Hellenic Telecommunication
   Organization S.A. ADR ......   125,318        1,496

HONG KONG -- 2.0%
Giordano International Ltd. ... 1,072,000        1,103
Hutchison Whampoa Ltd. ........    23,000          334
Johnson Electric Holdings Ltd.    681,500        4,375
                                                 5,812

---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

     ELFUN INTERNATIONAL EQUITY FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

IRELAND -- 1.1%
Bank of Ireland ................. 187,505    $   1,492
CRH PLC .........................  84,085        1,817
                                                 3,309

ISRAEL -- 3.2%
Comverse Technology Inc. ........  26,706        3,866(a)
ECI Telecommunications Ltd. .....  94,565        2,990
Teva Pharmaceutical
   Industries Ltd. ADR ..........  34,568        2,478
                                                 9,334

ITALY -- 2.0%
Banca Intesa S.p.A. ............. 358,677        1,456
Saipem S.p.A. ................... 382,543        1,383
Telecom Italia Mobile S.p.A. .... 132,004        1,475
Telecom Italia S.p.A ............ 111,781        1,577
                                                 5,891

[ICON OMITTED] JAPAN -- 11.6%
Asahi Bank Ltd. .................  82,592          509
Asahi Chemical Industry Co. Ltd.  106,000          545
Canon Inc. ...................... 138,000        5,484
Fujitsu Ltd. .................... 120,000        5,473
Kao Corp. .......................  53,621        1,530
Mazda Motor Corp. ............... 369,000        1,643
Minebea Co. Ltd. ................ 210,000        3,603
Mitsukoshi Ltd. .................  42,643          150(a)
NAMCO Ltd. ......................  10,900          706
Promise Co. Ltd. ................  13,300          677
Shin-Etsu Chemical Co. ..........  64,000        2,756
Sony Corp. ......................  19,500        5,783
Sumitomo Electric Industries ....  82,000          948
The Fuji Bank Ltd. ..............  55,000          535
The Tokyo Electric Power Co. Inc.  14,900          400
Toshiba Corp. ................... 422,000        3,222
                                                33,964

MEXICO -- 2.2%
Desc S.A. de C.V. (Series B) .... 235,902          194
Desc S.A. de C.V. ADR (Class C) .  33,384          559
Grupo Carso S.A. de C.V. ADR .... 105,492        1,042(a)


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) 663,058    $   2,659(a)
Grupo Televisa S.A. GDR .........  31,005        2,116(a)
                                                 6,570

NETHERLANDS -- 4.6%
IHC Caland N.V. .................  41,365        1,510
ING Groep N.V. ..................  86,182        5,204
Ispat International N.V. ........  42,415          684
Koninklijke Ahold N.V. ..........  25,403          752
Philips Electronics N.V. ........  31,712        4,312
Vendex KBB N.V. .................  36,877          981
                                                13,443

PANAMA -- 0.1%
Panamerican Beverages
   Inc. (Class A) ...............  10,686          220

POLAND -- 0.4%
Telekomunikacja Polska
   S.A. GDR (Series A) .......... 201,242        1,258(b)

PORTUGAL -- 0.2%
Banco Comercial Portugues (Regd.)  90,330          502
Jeronimo Martins, SGPS, S.A. ....   7,862          201
                                                   703

SINGAPORE -- 0.1%
Chartered Semiconductor
   Manufacturing Ltd. ADR .......   5,223          381(a)

SOUTH KOREA -- 1.9%
Kookmin Bank ....................  47,094          738
Korea Telecom Corp. ADR .........  16,303        1,219
Korea Telecom Corp. .............  10,562        1,665
Pohang Iron & Steel Co. Ltd. ....  12,240        1,468
Pohang Iron & Steel Co. Ltd. ADR   14,883          521
                                                 5,611

SPAIN -- 2.3%
Repsol S.A. .....................  48,030        1,114
Telefonica S.A. ................. 221,299        5,528(a)
                                                 6,642

SWEDEN -- 3.7%
Autoliv Inc. SDR ................  79,638        2,331

---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Ericsson LM Telephone (Series B) . 95,143   $    6,116
Investor AB (Series B) ........... 28,031          395(a)
Kinnevik AB (Series B) ........... 10,146          315
NetCom Systems AB (Series B) ..... 21,966        1,544(a)
                                                10,701

SWITZERLAND -- 1.7%
ABB AG ........................... 18,526        2,266
Credit Suisse Group ..............  8,566        1,703
Novartis AG (Regd.) ..............    620          910
                                                 4,879

TAIWAN -- 2.2%
Synnex Technology International
   Corp. GDR ..................... 20,443          524(b)
Taiwan Semiconductor
   Manufacturing Co. ...........1,131,937        6,023
                                                 6,547

[ICON OMITTED] UNITED KINGDOM-- 9.0%
Airtours PLC ...................  268,443        1,635
British Aerospace PLC ..........  291,981        1,920
Cable & Wireless
   Communication PLC ...........  236,088        3,375(a)
Cable & Wireless PLC ...........   58,641        1,006
Commercial Union PLC ...........  146,902        2,370
Corus Group PLC ................  931,013        2,421(a)
FKI PLC ........................  174,281          683
Granada Group PLC ..............  321,981        3,251
Invensys PLC ...................  704,734        3,726
Nycomed Amersham PLC ...........  244,054        1,537
Railtrack Group PLC ............   46,921          788
Reed International PLC .........  167,484        1,258
Royal & Sun Alliance
   Insurance Group PLC .........  139,225        1,043
Saatchi & Saatchi PLC ..........   72,021          432
Somerfield PLC .................  541,791          790
                                                26,235

[ICON OMITTED] UNITED STATES-- 8.4%
Citigroup Inc. .................   73,300        4,073
EMC Corp. ......................   66,929        7,312(a)


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Honeywell International Inc. ...   94,089   $    5,428
Intel Corp. ....................   32,358        2,663
Morgan Stanley Dean Witter & Co.   16,050        2,291
Zebra Technologies Corp. (Class A) 45,245        2,647(a)
                                                24,414

TOTAL COMMON STOCK
   (COST $179,096) .............               275,659

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------
Henkel KGaA
   (COST $734) .................   10,000          660

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckverischerungs-
   Gesellschaft AG (Regd.)
   (COST $0) ...................      183           10(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $179,830) .............               276,329


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.9%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $14,155) ..............   14,155       14,155

OTHER ASSETS AND LIABILITIES,
   NET 0.6% ....................                 1,850
                                             ---------

NET ASSETS-- 100% ..............              $292,334
                                             =========

OTHER INFORMATION
--------------------------------------------------------------------------------
The Elfun International Equity Fund invested in the following sectors at December 31, 1999:

SECTOR                 AMOUNT (BASED ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Capital Equipment                                  33.12%
Services                                           23.76%
Finances                                           15.95%
Consumer Goods                                     10.11%
Multi Industry                                      4.80%
Materials                                           3.92%
Energy                                              2.91%
Cash & Other                                        5.43%
                                                  -------
                                                  100.00%
                                                  =======

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE ELFUN INTERNATIONAL EQUITY FUND AS OF DECEMBER 31, 1999.

-----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                    ELFUN TRUSTS

Q&A



DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF NEARLY $6 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING ELFUN TRUSTS AND THE U.S. EQUITY PORTION OF THE ELFUN DIVERSIFIED FUND. DAVE JOINED GE IN 1980 ON THE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE ASSET MANAGEMENT AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS. HE IS A TRUSTEE OF THE GE CANADA PENSION TRUST, A CHARTERED FINANCIAL ANALYST (CFA) AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.




Q. HOW DID ELFUN TRUSTS PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. Elfun Trusts posted a total return of 19.74% for the one-year period ended December 31, 1999. This compares with a return of 21.07% for the S&P 500 Index. Our new Lipper peer group of 374 Large Cap Core funds returned an average of 22.35% for the same period.

Q.   WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE YEAR?

A. Elfun Trusts underperformed the S&P 500 Index due primarily to the difference in the technology weighting. Tech stocks make up about 29% of the S&P 500 and about 19% of Elfun Trusts. We own the bell-weather names such as Microsoft, Intel, Cisco, and EMC, but we own them in smaller percentage than the S&P 500 Index. One interesting fact about technology stock performance last year; the S&P 500 return excluding technology stocks was only 3%. Clearly, technology was the place to be.

     The weakness in healthcare stocks, principally the large drug stocks, also affected performance. Drug stocks make up about 17% of Elfun Trusts and about 9% of the S&P 500 Index. Many of the drugs stocks declined in price last year, which hurt fund performance. As far as peer group comparisons go, the same drivers would apply. Our peer funds own more technology and less healthcare than we do.

Q. WOULD YOU REVIEW THE STRATEGY OF THE FUND AND COMMENT ON THE TECHNOLOGY WEIGHTING?

A. The strategy for Elfun Trusts has not changed. The fund continues to focus on high quality, financially strong, growth oriented companies that have a dominant position in their respective industries. We are investors, not traders. We have a long time horizon and low turnover to minimize capital gain recognition. While we perceive ourselves to be growth oriented, Lipper does not classify us as a growth fund. To be classified as a growth fund these days you need to have a large commitment to technology stocks. We view our 19% weight in tech stocks to be significant, but many mutual funds have a much greater technology weighting. Our underweighting is solely due to valuation concerns. We would not hesitate to take the weighting higher if valuations seemed more reasonable to us. We are finding other companies with comparable growth rates to be more attractively priced in today's market.

Q.   WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND IN THE NEW YEAR?

A. We do not really have a strong opinion on the market. In past annual reports we have commented on historically high valuation levels for the market, yet we continue to see the market make new highs. We believe the Fund has a lower risk profile than the S&P 500, specifically, a lower price/earnings ratio and an underweighting in the more volatile groups. We believe that the 77 stocks in the Elfun Trusts portfolio, when compared to the S&P 500, have a higher growth rate, stronger balance sheets, and a generally higher quality profile in terms of business mix and management. We continue to believe that these characteristics will lead to strong performance over the long term.


[PHOTO OF DAVID CARLSON OMITTED]

                                                                    ELFUN TRUSTS
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]

      ELFUN TRUSTS    S&P 500
 '89  $10000.00       $10000.00
 '90    9628.82         9683.83
 '91   12341.63        12644.75
 '92   13486.72        13622.05
 '93   14697.46        14985.50
 '94   14730.88        15180.05
 '95   20504.33        20871.75
 '96   25332.42        25695.77
 '97   33149.20        34250.92
 '98   40754.01        44080.25
 '99   48799.38        53362.50

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------
Elfun Trusts     19.74%    27.07%     17.18%

S&P 500          21.07%    28.59%     18.23%



                               INVESTMENT PROFILE
  A Fund designed for investors who seek long-term growth of capital and future income rather than current income through investment in domestic and foreign securities. The Fund invests principally in common stocks or in securities convertible into common stocks and
              may hold bonds, notes and other types of securities.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/99
                                GROWTH PEER GROUP


                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR
   Fund's rank in peer group: ...........   234      37      18

   Number of Funds in peer group: .......   374     116      48

   Peer group average total return: ..... 22.35%  25.53%  16.66%

   Lipper categories in peer group: .....  GROWTH


   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                            TOP TEN LARGEST HOLDINGS
                          AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
Citigroup Inc.                            5.29%
--------------------------------------------------------------------------------
NTL Inc.                                  4.52%
--------------------------------------------------------------------------------
AT&T Corp.- Liberty Media Group (Class A) 4.48%
--------------------------------------------------------------------------------
First Data Corp.                          3.91%
--------------------------------------------------------------------------------
Cardinal Health Inc.                      2.87%
--------------------------------------------------------------------------------
Dover Corp.                               2.81%
--------------------------------------------------------------------------------
Comcast Corp. (Class A)                   2.75%
--------------------------------------------------------------------------------
Johnson & Johnson                         2.50%
--------------------------------------------------------------------------------
Automatic Data Processing Inc.            2.42%
--------------------------------------------------------------------------------
Intel Corp.                               2.42%
--------------------------------------------------------------------------------



SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                  ELFUN TRUSTS
                               [PIE CHART OMITTED]
                                 CONSUMER 23.6%
                                TECHNOLOGY 18.9%
                                HEALTHCARE 17.3%
                            FINANCIAL SERVICES 15.9%
                               CAPITAL GOODS 8.9%
                                   ENERGY 6.4%
                                 UTILITIES 4.6%
                                RETAIL TRADE 2.5%
                               CASH & OTHER 1.7%+
                              BASIC MATERIALS 0.2%

+INCLUDES CASH EQUITIZED BY FUTURES OF 1.3%


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.3%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.2%
Airgas Inc. ...................   470,000  $     4,465(a)

[ICON OMITTED] CAPITAL GOODS-- 8.9%
Alleghany Corp. ...............    36,080        6,693
Dover Corp. ................... 1,710,000       77,591
Honeywell International Inc. ..   820,000       47,304
Hubbell Inc. (Class A) ........    91,000        2,559
Hubbell Inc. (Class B) ........   610,000       16,623
Molex Inc. (Class A) .......... 1,430,000       64,707
Waste Management Inc. ......... 1,675,000       28,789
                                               244,266

[ICON OMITTED] CONSUMER - CYCLICAL -- 19.8%
AT&T Corp. - Liberty Media
   Group (Class A) ............ 2,180,000      123,715(a)
Carnival Corp. ................   590,000       28,209
Catalina Marketing Corp. ......   540,000       62,505(a)
Comcast Corp. (Class A) ....... 1,500,000       75,844
Gannett Inc. ..................   315,000       25,692
Harman International
   Industries Inc. ............   155,000        8,699
Interpublic Group Cos. Inc. ...   880,000       50,765
Metromedia International
   Group Inc. .................   356,654        1,694(a)
NTL Inc. ...................... 1,000,000      124,750(a)
Time Warner Inc. ..............   330,000       23,904



                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Walt Disney Co. ...............   655,000   $   19,159
Xerox Corp. ...................   120,000        2,723
                                               547,659

CONSUMER - STABLE -- 3.8%
Anheuser Busch Cos. Inc. ......   200,000       14,175
Avon Products Inc. ............   580,000       19,140
Colgate-Palmolive Co. .........   240,000       15,600
Gillette Co. ..................   255,000       10,503
Pepsico Inc. ..................   790,000       27,847
Philip Morris Cos. Inc. .......   725,000       16,811(h)
                                               104,076

ENERGY -- 6.4%
Anadarko Petroleum Corp. ......   485,000       16,551
Baker Hughes Inc. .............   845,000       17,798
Exxon Mobil Corp. .............   300,000       24,169
Nabors Industries Inc. ........   420,000       12,994(a)
Royal Dutch Petroleum Co. ADR .   710,000       42,910
Schlumberger Ltd. .............   830,000       46,687
Transocean Sedco Forex Inc. ...   160,688        5,413
Unocal Corp. ..................   300,000       10,069
                                               176,591

[ICON OMITTED] FINANCIAL -- 11.0%
American Express Co. ..........   167,000       27,764
Chicago Title Corp. ...........   125,000        5,781
Citigroup Inc. ................ 2,625,000      145,851
Countrywide Credit
   Industries Inc. ............   285,000        7,196
Federal National Mortgage Assoc.  955,000       59,628
State Street Corp. ............   415,000       30,321(e)
Wells Fargo & Co. .............   655,000       26,487
                                               303,028

[ICON OMITTED] HEALTHCARE -- 17.3%
Abbott Laboratories ........... 1,370,000       49,748
American Home Products Corp. ..   580,000       22,874
Bristol-Myers Squibb Co. ......   780,000       50,066
Cardinal Health Inc. .......... 1,655,000       79,233
Dentsply International Inc. ...   465,000       10,986
Henry Schein Inc. .............   860,000       11,449(a)
Johnson & Johnson .............   740,000       68,913

-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Lincare Holdings Inc. .........   895,000  $    31,045(a)
Merck & Co. Inc. ..............   910,000       61,027
Omnicare Inc. .................   350,000        4,200
Pfizer Inc. ...................   950,000       30,816
Shire Pharmaceuticals
   Group PLC ADR ..............   210,000        6,116(a)
Sybron International Corp. .... 1,225,000       30,242(a)
Watson Pharmaceuticals Inc. ...   575,000       20,592(a)
                                               477,307

INSURANCE -- 4.9%
American International Group Inc. 435,937       47,136
Berkshire Hathaway Inc. (Class B)  13,650       24,979(a)
Loews Corp. ...................   285,000       17,296
Marsh & McLennan Cos. Inc. ....   480,000       45,930
                                               135,341

RETAIL TRADE -- 2.5%
CVS Corp. .....................   270,000       10,783
Home Depot Inc. ...............   870,000       59,650
                                                70,433

TECHNOLOGY - ELECTRONICS & EQUIPMENT-- 8.4%
Analog Devices Inc. ...........    60,000        5,580(a)
Applied Materials Inc. ........   280,000       35,473(a)
Cisco Systems Inc. ............   610,000       65,346(a)
Dell Computer Corp. ...........   170,000        8,670(a)
EMC Corp. .....................   370,000       40,422(a)
Intel Corp. ...................   810,000       66,673
Pitney Bowes Inc. .............   220,000       10,629
                                               232,793

[ICON OMITTED] TECHNOLOGY - SOFTWARE & SERVICES -- 10.5%
Automatic Data Processing Inc.  1,240,000       66,805
Equifax Inc. .................. 2,090,000       49,246
First Data Corp. .............. 2,185,000      107,748(h)
Microsoft Corp. ...............   485,000       56,624(a)
Reuters Group PLC ADR .........   110,000        8,889
                                               289,312

UTILITIES -- 4.6%
MCI WorldCom Inc. .............   750,000       39,797(a)
SBC Communications Inc. .......   380,000       18,525



                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Sprint Corp. ..................   130,000 $      8,751
Vodafone AirTouch PLC ADR ..... 1,185,000       58,657
                                               125,730

TOTAL INVESTMENTS IN SECURITIES
   (COST $1,132,782) ..........              2,711,001


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $45,587) .............    45,587       45,587

OTHER ASSETS AND LIABILITIES, NET 0.1%           1,947
                                            ----------

NET ASSETS-- 100% ............              $2,758,535
                                            ==========


--------------------------------------------------------------------------------
OTHER INFORMATION (IN THOUSANDS)
--------------------------------------------------------------------------------
Elfun Trusts had the following short Futures Contract open at December 31, 1999:

                          NUMBER    UNDERLYING
             EXPIRATION     OF         FACE   UNREALIZED
DESCRIPTION     DATE     CONTRACTS     VALUE     LOSS
--------------------------------------------------------------------------------
S&P 500      March 2000     100       $37,105  $(1,229)


[ICON OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN ELFUN TRUSTS AS OF DECEMBER 31, 1999.


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                          ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------

Q&A



THE ELFUN DIVERSIFIED FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND ROBERT MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF EXPERTISE:
DAVE CARLSON MANAGES THE U.S. EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 8 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 3 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MACDOUGALL MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 32 FOR BOB'S BIOGRAPHICAL DETAILS).



Q. HOW DID THE ELFUN DIVERSIFIED FUND PERFORM COMPARED TO ITS BENCHMARKS AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Elfun Diversified Fund posted a total return of 14.04% for the year. The fund allocates its investments among several asset classes and should be compared to several benchmarks. U.S. stocks as measured by the S&P 500 Index returned 21.07%, international stocks, as measured by the MSCI EAFE Index, returned 26.96% and fixed income investments, as measured by the Lehman Brothers Aggregate Bond Index returned -0.83%. Our Lipper peer group of 448 Balanced funds had an average return of 8.72% for the same period.


Q.   WHAT FACTORS LED TO THE OUTPERFORMANCE OF THE FUND?

A. Asset allocation played a key role. The international equities market as a whole significantly outperformed the S&P 500, and international equities amounted to 17% of the fund. This portion had a return in excess of 30% compared with approximately 20% for the U.S. portion. Fixed income was the laggard as interest rates rose throughout the year. Our weighting in international stocks sets us apart from many other balanced funds, which concentrate on the U.S. financial markets. Please read the commentary of the Elfun International Equity Fund and the Elfun Income Fund for a more detailed analysis of those individual asset classes.


Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED THROUGHOUT THE YEAR?

A. The weightings remain at 45% U.S. equities, 17% international equities, 34% fixed income and 4% cash. The target weightings, as set by GE Asset Management's Asset Allocation Committee, have been unchanged all year. However, with stocks significantly outperforming bonds, the valuation models show bonds becoming increasingly more attractive. It is possible we may increase the fixed income weighting in the coming months, but at this time the same targets remain in place.


Q.   WHAT IS YOUR OUTLOOK FOR THE FUND IN THE COMING YEAR?

A. The returns for this fund will continue to reflect a blend of the returns of the individual asset classes. The U.S. stock market looks expensive to us when compared to historical valuation levels. We believe that international stocks look attractive relative to the valuation levels of the U.S. market. We do not see a significant increase in inflation, so bonds at present levels look increasingly attractive. In sum, we believe that stocks may take a breather after their extraordinary run the last few years, and bonds should do better this year than last year.

                                                          ELFUN DIVERSIFIED FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]
    ELFUN DIVERSIFIED FUND      S&P 500    LB AGGREGATE
 '89      $10000.00          $10000.00      $10000.00
 '90       10475.27            9683.83       10894.53
 '91       12329.26           12411.33       12637.71
 '92       13481.93           13622.05       13573.23
 '93       14682.03           14985.50       14896.42
 '94       14643.09           15180.05       14461.83
 '95       18612.33           20871.75       17133.15
 '96       21291.12           25695.77       17752.45
 '97       25247.43           34250.92       19471.64
 '98       29574.75           44080.25       21160.57
 '99       33726.98           53362.50       20984.85

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Diversified  14.04%    18.16%     12.93%

S&P 500            21.07%    28.59%     18.23%

LB Aggregate       (0.83)%    7.73%      7.69%


                               INVESTMENT PROFILE
   A Fund designed for investors who seek to maximize total return consistent with prudent management and preservation of capital by following an asset allocation strategy contemplating shifts among a range of investments including U.S. and foreign common stocks,
                        bonds and other debt instruments.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/99
                               BALANCED PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ...........    80      57      17

   Number of Funds in peer group: .......   448     223      61

   Peer group average total return: .....  8.72%  16.24%  11.82%

   Lipper categories in peer group: .....    BALANCED

*SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                            TOP TEN LARGEST HOLDINGS
                          AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
Citigroup Inc.                               2.53%
--------------------------------------------------------------------------------
NTL Inc.                                     2.11%
--------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group (Class A)   2.04%
--------------------------------------------------------------------------------
First Data Corp.                             1.82%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. 7.00%, TBA  1.79%
--------------------------------------------------------------------------------
U.S. Treasury Bonds 8.125%, 08/15/19         1.67%
--------------------------------------------------------------------------------
Dover Corp.                                  1.41%
--------------------------------------------------------------------------------
Cardinal Health Inc.                         1.34%
--------------------------------------------------------------------------------
Comcast Corp. (Class A)                      1.26%
--------------------------------------------------------------------------------
U.S. Treasury Notes 5.25%, 05/31/01          1.25%
--------------------------------------------------------------------------------


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             ELFUN DIVERSIFIED FUND
                               [PIE CHART OMITTED]
                             DOMESTIC EQUITY 44.9%+
                              BONDS AND NOTES 34.1%
                              FOREIGN EQUITY 16.7%
                                CASH & OTHER 4.3%
+INCLUDES PREFERRED STOCK

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 44.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.1%
Airgas Inc. .....................  15,840    $     151(a)

[ICON OMITTED] CAPITAL GOODS-- 4.9%
Alleghany Corp. .................     881          163
Dover Corp. .....................  64,880        2,944
Emerson Electric Co. ............   5,989          344
Honeywell International Inc. ....  36,984        2,134
Hubbell Inc. (Class B) ..........  21,888          596
Molex Inc. (Class A) ............  49,536        2,241
Textron Inc. ....................   4,943          379
United Technologies Corp. .......   5,933          386
Waste Management Inc. ...........  57,600          990
                                                10,177

[ICON OMITTED] CONSUMER - CYCLICAL -- 9.1%
AT&T Corp. - Liberty Media
   Group (Class A) ..............  74,880        4,249(a)
Carnival Corp. ..................  20,160          964
Catalina Marketing Corp. ........  18,720        2,167(a)
Comcast Corp. (Class A) .........  51,838        2,621
Gannett Inc. ....................  10,310          841
Harman International
   Industries Inc. ..............   5,184          291
Interpublic Group Cos. Inc. .....  29,952        1,728
NTL Inc. ........................  35,133        4,383(a)
Time Warner Inc. ................  10,829          784
Walt Disney Co. .................  27,802          813
                                                18,841


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
CONSUMER - STABLE -- 1.6%
Anheuser Busch Cos. Inc. ........   6,566  $       465
Avon Products Inc. ..............  18,835          622
Colgate-Palmolive Co. ...........   7,373          479
Gillette Co. ....................   8,640          356
Pepsico Inc. ....................  25,402          895
Philip Morris Cos. Inc. .........  23,155          537
                                                 3,354

ENERGY -- 2.8%
Anadarko Petroleum Corp. ........  16,992          580
Baker Hughes Inc. ...............  29,376          619(h)
Exxon Mobil Corp. ...............   9,619          775
Nabors Industries Inc. ..........  14,400          445(a)
Royal Dutch Petroleum Co. ADR ...  23,501        1,420
Schlumberger Ltd. ...............  27,302        1,536
Transocean Sedco Forex Inc. .....   5,286          178
Unocal Corp. ....................  10,080          338
                                                 5,891

[ICON OMITTED] FINANCIAL -- 5.2%
American Express Co. ............   5,760          958(h)
Citigroup Inc. ..................  94,752        5,265
Countrywide Credit Industries Inc. 10,080          254
Federal National Mortgage Assoc.   37,555        2,345
State Street Corp. ..............  15,967        1,167(e)
Wells Fargo & Co. ...............  22,464          908
                                                10,897

[ICON OMITTED] HEALTHCARE -- 7.7%
Abbott Laboratories .............  47,520        1,726
American Home Products Corp. ....  19,066          752
Bristol-Myers Squibb Co. ........  25,920        1,664
Cardinal Health Inc. ............  58,177        2,785
Dentsply International Inc. .....  16,128          381
Henry Schein Inc. ...............  29,664          395(a)
Johnson & Johnson ...............  23,674        2,205
Lincare Holdings Inc. ...........  31,392        1,089(a)
Merck & Co. Inc. ................  31,680        2,124
Omnicare Inc. ...................  12,096          145
Pfizer Inc. .....................  32,256        1,046
Pharmacia & Upjohn Inc. .........      74            3
Sybron International Corp. ......  43,202        1,067(a)
Watson Pharmaceuticals Inc. .....  19,872          712(a)
                                                16,094

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
INSURANCE -- 2.4%
American International Group Inc.  17,169    $   1,856
Berkshire Hathaway Inc. (Class B)     454          831(a)
Chicago Title Corp. ..............  4,320          200
Loews Corp. ......................  8,928          542
Marsh & McLennan Cos. Inc. ....... 15,437        1,477
                                                 4,906

RETAIL TRADE -- 1.2%
CVS Corp. ........................  9,792          391
Home Depot Inc. .................. 30,240        2,073
                                                 2,464

TECHNOLOGY - ELECTRONICS & EQUIPMENT-- 3.2%
Analog Devices Inc. ..............  2,310          215(a)
Applied Materials Inc. ...........  9,792        1,241(a)
Cisco Systems Inc. ............... 20,736        2,221(a)
Dell Computer Corp. ..............  6,048          308(a)
Intel Corp. ...................... 28,224        2,323
Pitney Bowes Inc. ................  7,776          376
                                                 6,684

[ICON OMITTED] TECHNOLOGY - SOFTWARE & SERVICES -- 5.4%
Automatic Data Processing Inc. ... 39,859        2,147
EMC Corp. ........................ 12,096        1,321(a)
Equifax Inc. ..................... 72,000        1,697
First Data Corp. ................. 76,608        3,778
Microsoft Corp. .................. 16,992        1,984(a)
Reuters Group PLC ADR ............  4,032          326
                                                11,253

UTILITIES -- 1.1%
MCI WorldCom Inc. ................ 25,920        1,375(a)
SBC Communications Inc. .......... 12,442          607
Sprint Corp. .....................  4,608          310
                                                 2,292
TOTAL DOMESTIC EQUITY
   (COST $51,328) ................              93,004

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 16.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.5%
Ispat International N.V. (Regd.)
   (Class A) .....................  6,370          103
Metallgesellschaft AG ............ 14,071          282


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd. .....  1,563   $      187
Pohang Iron & Steel Co. Ltd. ADR .  2,110           74
Shin-Etsu Chemical Co. ...........  8,000          345
                                                   991

[ICON OMITTED] CAPITAL GOODS -- 2.8%
ABB AG ...........................  2,471          302(a)
Aerospatiale Matra (Regd.) .......  7,684          169(a)
Alstom ........................... 11,703          390(a)
Asahi Chemical Industry Co. Ltd. . 17,000           87
ATI Technologies Inc. ............  9,945          132(a)
British Aerospace PLC ............ 38,671          254
Celestica Inc. ...................  5,272          295(a)
Corus Group PLC ..................123,520          321
CRH PLC .......................... 11,172          241
Desc S.A. de C.V. (Series B) ..... 32,672           27
Desc S.A. de C.V. ADR (Class C) ..  4,884           82
FKI PLC .......................... 45,171          177
Grupo Carso S.A. de C.V. ADR
   (Class C) ..................... 15,522          153(a)
Invensys PLC ..................... 93,633          495
Kao Corp. ........................  6,643          190
Lyonnaise Des Eaux S.A. ..........  1,375          220
Mannesmann AG ....................  4,857        1,172
Minebea Co. Ltd. ................. 28,000          481
Preussag AG ......................  9,791          546
Rhodia S.A. ......................  3,820           86
VA Technologie AG ................  1,383           91
                                                 5,911

[ICON OMITTED] CONSUMER - CYCLICAL-- 2.3%
Airtours PLC ..................... 34,479          210
Autoliv Inc. SDR ................. 10,607          310
Canon Inc. ....................... 18,000          715
DaimlerChrysler AG ...............  2,502          195
Granada Group PLC ................ 42,785          432
Grupo Televisa S.A. GDR ..........  4,100          280(a)
Johnson Electric Holdings ........ 53,400          343
Kinnevik AB (Series B) ...........  1,504           47
Mazda Motor Corp. ................ 49,000          218
Michelin CGDE (Regd.) (Class B) ..  7,260          285
NAMCO Ltd. .......................  1,600          104
Philips Electronics N.V. .........  4,213          573

---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Reed International PLC ........... 24,387    $     183
Saatchi & Saatchi PLC ............ 10,675           64
Sony Corp. .......................  2,600          771
Synnex Technology International
   Corp. GDR .....................  3,502           90(b)
                                                 4,820

CONSUMER - STABLE -- 0.0%
Panamerican Beverages
   Inc. (Class A) ................  1,933           40

DIVERSIFIED -- 0.4%
Hutchison Whampoa Ltd. ...........  3,000           44
Lagardere S.C.A. ................. 12,490          679
                                                   723

ENERGY -- 0.8%
Coflexip S.A. ADR ................  4,444          169
Repsol S.A. ......................  6,439          149
Saipem ........................... 50,457          183
Total S.A. (Class B) .............  4,983          665
Veba AG ..........................  5,326          259
Vivendi ..........................  2,040          184
                                                 1,609

[ICON OMITTED] FINANCIAL -- 1.7%
Asahi Bank Ltd. .................. 12,512           77
Banca Intesa S.p.A. .............. 47,655          193
Banco Comercial Portugues (Regd.)  15,222           84
Bank of Ireland .................. 24,732          197
Banque Nationale de Paris ........  1,307          121
Bayerische Vereinsbank AG ........  2,960          202
Credit Suisse AG .................  1,138          226
Deutsche Bank AG .................  5,038          426
Grupo Financiero Banamex Accival
    S.A. de C.V. (Class B) ....... 87,256          350(a)
ING Groep N.V. ................... 11,450          691
Investor AB (Series B) ...........  3,592           51
Invik & Co. AB ...................    773           92
Kookmin Bank .....................  7,240          113
MeritaNordbanken Oyj ............. 40,713          240(a)
Promise Co. Ltd. .................  2,000          102
Societe Generale .................    464          108
The Fuji Bank Ltd. ...............  7,000           68
Uniao de Bancos Brasilieros
   S.A. GDR ......................  6,172          186
                                                 3,527


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 0.9%
Aventis S.A. (Class A) ...........  5,872    $     341
Fresenius Medical Care AG ........  3,808          326
Novartis AG (Regd.) ..............     91          134
Novo-Nordisk AS (Series B) .......  1,972          262
Nycomed Amersham PLC ............. 31,165          196
Shire Pharmaceuticals Group
   PLC ADR .......................  7,488          218(a)
Teva Pharmaceutical Industries
   Ltd. ADR ......................  4,593          329
                                                 1,806

INSURANCE -- 0.9%
AXA-UAP ..........................  5,172          721
Commercial Union PLC ............. 19,491          314
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) .......  1,520          386
Pohjola Group Insurance Corp.
   (Series B) ....................  1,722          104
Royal & Sun Alliance Insurance
   Group PLC ..................... 20,485          153
Sampo Insurance Co. Ltd. (Series A) 7,827          274
                                                 1,952

RETAIL TRADE -- 0.5%
Carrefour S.A. ...................  2,348          433
Giordano International Ltd. ......138,000          142
Jeronimo Martins, SGPS, S.A. .....  1,157           30
Koninklijke Ahold N.V. ...........  3,836          113
Mitsukoshi Ltd. ..................  7,746           27(a)
Somerfield PLC ................... 79,693          116
Vendex KBB N.V. ..................  5,594          149
                                                 1,010

[ICON OMITTED] TECHNOLOGY - ELECTRONICS & EQUIPMENT-- 3.2%
Brambles Industries Ltd. ......... 15,698          434
Cable & Wireless Communication PLC 31,361          448(a)
Cable & Wireless Optus Ltd. ...... 59,423          199(a)
Chartered Semiconductor
   Manufacturing Ltd. ADR ........    733           54(a)
Comverse Technology Inc. .........  2,867          415(a)
ECI Telecommunications Ltd. ...... 12,564          397
Ericsson LM Telephone (Series B) . 12,634          812
Fujitsu Ltd. ..................... 16,000          730
NetCom Systems AB (Series B) .....  2,918          205(a)

----------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Nokia Oyj (Series A) ...........    1,607  $       291
Nortel Networks Corp. ..........    4,453          450
Schneider S.A. .................    5,962          468
STMicroelectronics N.V. ........    2,732          421
Sumitomo Electric Industries ...   11,000          127
Taiwan Semiconductor
   Manufacturing Co. ...........  150,051          798
Toshiba Corp. ..................   56,000          428
                                                 6,677

TECHNOLOGY - SOFTWARE & SERVICES-- 0.4%
Cap Gemini S.A. ................    2,593          658
CGI Group Inc. (Class A) .......    6,029          258
                                                   916

TELECOMMUNICATIONS -- 0.3%
Cable & Wireless PLC ...........    8,288          142
Sonera Oyj .....................    5,649          387
                                                   529

TRANSPORTATION -- 0.1%
IHC Caland N.V. ................    5,496          201
Railtrack Group PLC ............    6,006          101
                                                   302

[ICON OMITTED] UTILITIES -- 1.9%
Hellenic Telecommunication
   Organization S.A. ADR .......    6,522           78
Hellenic Telecommunication
   Organization S.A. ...........    5,020          119
Korea Telecom Corp. ADR ........    2,870          215
Korea Telecom Corp. ............    1,050          165
Telecom Italia Mobile S.p.A. ...    7,879           88
Telecom Italia S.p.A ...........   13,530          191
Telecomunicacoes Brasileiras
   S.A. ADR ....................      174           22
Telefonica S.A. ................   29,398          734(a)
Telekomunikacja Polska S.A.
   GDR (Series A) ..............   27,904          174(b)
The Tokyo Electric Power Co. Inc.   2,200           59
Vodafone AirTouch PLC ADR ......   41,184        2,039
                                                 3,884

TOTAL FOREIGN EQUITY
   (COST $24,215) ..............                34,697

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 34.1%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 6.9%
U.S. Treasury Bonds
8.125%     08/15/19 ............   $3,057   $    3,484(h)
5.25%      02/15/29 ............      160          132(h)
6.125%     08/15/29 ............    1,745        1,663(h)
                                                 5,279
U.S. Treasury Notes
5.25%      05/31/01 ............    2,639        2,605(h)
5.875%     11/30/01 ............    2,210        2,196(h)
6.625%     03/31/02 ............      110          111(h)
5.875%     11/15/04 ............      975          956(h)
6.00%      08/15/09 ............    2,585        2,504(h)
                                                 8,372
U.S. Treasury STRIPS
6.83%      08/15/11 ............      490          223(d,h)
6.84%      02/15/12 ............      995          438(d,h)
                                                   661

TOTAL U.S. TREASURIES
   (COST $14,789) ..............                14,312

FEDERAL AGENCIES -- 3.1%
Federal Home Loan Bank
5.625%     03/19/01 ............      415          410
5.875%     08/15/01 ............    1,480        1,467
5.25%      04/25/02 ............      480          465
5.75%      04/15/08 ............      695          640
                                                 2,982
Federal Home Loan Mortgage Corp.
6.22%      03/18/08 ............      500          462
5.125%     10/15/08 ............      215          188
6.625%     09/15/09 ............      915          889
                                                 1,539
Federal National Mortgage Assoc.
5.75%      04/15/03 ............      630          612
5.78%      05/05/04 ............      400          382
6.99%      07/09/07 ............      785          759
5.64%      12/10/08 ............      245          219
                                                 1,972
Small Business Administration
6.55%      10/01/17 - 12/01/17 .      134          128

TOTAL FEDERAL AGENCIES
   (COST $6,849) ...............                 6,621

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED -- 10.6%
Federal Home Loan Mortgage Corp.
7.50%      06/01/10 ..............$   236   $      238
7.50%      09/01/12 ..............     53           53
8.00%      08/01/24 ..............     17           17
8.00%      10/01/25 ..............     16           16
8.00%      11/01/26 ..............     21           22
8.00%      05/01/27 ..............  1,817        1,835
6.50%      04/01/29 - 07/01/29 ...  3,855        3,634
6.00%      TBA ...................    700          641(c)
6.50%      TBA ...................    300          283(c)
7.00%      TBA ...................  3,850        3,726(c)
                                                10,465
Federal National Mortgage Assoc.
6.50%      01/01/04 ..............      7            7
9.00%      06/01/09 ..............    367          385
7.50%      12/01/09 ..............    915          920
7.00%      08/01/13 ..............     68           68
7.50%      02/01/14 ..............    387          389
9.00%      04/01/16 ..............    199          209
9.00%      12/01/17 ..............    133          139
7.50%      12/01/18 ..............     92           92
9.00%      12/01/22 ..............    158          165
7.50%      12/01/23 ..............    366          364
7.00%      08/01/27 - 11/01/27 ...    845          817
6.16%      08/07/28 ..............    680          595
6.50%      01/01/29 - 03/01/29 ...  1,025          966
6.00%      10/01/29 ..............    549          502
6.50%      TBA ...................    745          720(c)
7.50%      TBA ...................  1,900        1,879(c)
                                                 8,217
Government National Mortgage Assoc.
7.00%      03/15/12 ..............    465          460
9.00%      11/15/16 ..............    227          240
9.00%      01/15/17 - 11/15/17 ...    238          250
8.50%      10/15/17 ..............    502          520
9.00%      12/15/21 ..............     28           30
7.50%      06/15/23 - 08/15/23 ...    217          215
6.50%      03/15/24 ..............    283          269
7.50%      01/15/28 - 04/15/28 ...    268          264
6.50%      04/15/28 ..............    900          845
7.00%      04/15/28 ..............    519          501
                                                 3,594
TOTAL AGENCY MORTGAGE BACKED
   (COST $22,920) ................              22,276



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.5%
Collateralized Mortgage Obligation Trust
5.72%      09/01/15 .............. $    8    $       7(d,f)
5.73%      11/01/18 ..............     29           21(d,f)
                                                    28
Federal Home Loan Mortgage Corp.
7.50%      11/01/09 ..............    287          289
8.00%      04/15/20 ..............     24           24
5.75%      06/15/23 ..............    145          137
8.00%      02/01/28 ..............     24           24
6.50%      11/01/28 ..............    922          870
6.50%      02/01/29 ..............    611          576
                                                 1,920
Federal National Mortgage Assoc.
5.125%     02/13/04 ..............    805          757
6.04%      02/25/09 ..............    970          888
8.50%      04/01/17 ..............     23            6(g,d)
8.00%      12/01/17 ..............    161          164
8.50%      01/01/18 ..............      4            1(g)
6.00%      03/25/19 ..............    355          320
7.00%      06/18/20 ..............     18           18(b)
8.00%      10/25/20 ..............     67           67
9.00%      05/25/22 ..............     41           11(g)
8.50%      07/25/22 ..............     55           15(g)
7.00%      07/01/28 ..............    896          866
                                                 3,113
Federal National Mortgage Assoc. REMIC
7.623%     12/17/04 ..............     83           84(d)
6.171%     05/25/14 ..............     33           32
8.50%      03/01/17 ..............     11            3(g)
6.24%      12/25/22 ..............     40           29(d,f)
                                                   148

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $5,515) .................               5,209

ASSET BACKED -- 0.7%
Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 ..............     17           17
Chase Credit Card Master Trust
6.00%      08/15/05 ..............     39           38

---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Citibank Credit Card Master Trust I
5.75%      01/15/03 .............. $   20     $     20
5.50%      02/15/06 ..............    128          121
Discover Card Master Trust I
5.75%      10/16/03 ..............     95           94
5.30%      08/15/04 ..............     77           74
5.60%      05/16/06 ..............    332          315
First USA Credit Card Master Trust
5.28%      09/18/06 ..............     67           63
Ford Credit Auto Loan Master Trust
5.50%      02/15/03 ..............     50           49
Ford Credit Auto Owner Trust
5.90%      06/15/02 ..............    113          112
Green Tree Financial Corp.
6.90%      04/15/18 ..............     63           63
6.97%      04/01/31 ..............     89           88
MBNA Master Credit Card Trust
6.60%      04/16/07 ..............     94           92
Peco Energy Transport Trust
5.80%      03/01/07 ..............     63           60
6.05%      03/01/09 ..............     63           59
Provident Bank Home Equity Loan Trust
6.72%      01/25/13 ..............     76           75
West Penn Funding LLC
6.81%      09/25/08 ..............     64           64
TOTAL ASSET BACKED
   (COST $1,452) .................               1,404

CORPORATE NOTES -- 7.8%
Abbey National PLC
7.95%      10/26/29 ..............    100           99
6.70%      06/29/49 ..............     55           50
7.35%      10/29/49 ..............     88           84
Aetna Services Inc.
6.97%      08/15/36 ..............    130          127
Allstate Corp.
7.20%      12/01/09 ..............     85           83
Amerada Hess Corp.
7.875%     10/01/29 ..............    125          122
American Airlines Inc.
6.855%     04/15/09 ..............     85           84
Arizona Public Service Co.
6.25%      01/15/05 ..............     75           70
Armstrong World Industries Inc.
7.45%      05/15/29 ..............     80           71



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Associates Corp. of North America
6.375%     10/15/02 ..............   $200         $197
5.75%      11/01/03 ..............     55           52
AT&T Capital Corp.
6.60%      05/15/05 ..............     75           72
AT&T Corp.
6.50%      03/15/29 ..............    130          111
Atlantic City Electric Co.
6.19%      01/17/06 ..............    185          174
B.F. Goodrich Co.
6.45%      04/15/08 ..............     75           69
Bank One Corp.
6.40%      08/01/02 ..............    200          197
BCI US Funding Trust I
9.39%      12/29/49 ..............    100           92(b)
Beckman Instruments Inc.
7.10%      03/04/03 ..............     55           53
Bell Telephone Co. - Pennsylvania
8.35%      12/15/30 ..............     75           81
Bellsouth Telecomm Inc.
6.375%     06/01/28 ..............     65           55
Boston University
7.625%     07/15/97 ..............    230          215
Brascan Ltd.
7.375%     10/01/02 ..............     35           34
Bristol-Myers Squibb Co.
6.875%     08/01/97 ..............     50           45
CIT Group Inc.
7.125%     10/15/04 ..............    130          129
Cleveland Electric Co. Toledo Edison
7.19%      07/01/00 ..............     35           35
Coastal Corp.
6.375%     02/01/09 ..............    160          146
Columbia University Trustees New York
6.83%      12/15/20 ..............     70           66
Conseco Inc.
6.40%      06/15/01 ..............    145          141
8.70%      11/15/26 ..............     60           53
Continental Cablevision Inc.
8.50%      09/15/01 ..............     70           71
Corporacion Andina De Fomento
6.75%      03/15/05 ..............    130          123
Crown Cork & Seal Co. Inc.
8.00%      04/15/23 ..............     85           78
CSX Corp.
6.25%      10/15/08 ..............    240          217

-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
DaimlerChrysler AG
7.20%      09/01/09 ...............  $130         $128
Delphi Automotive Systems Corp.
6.125%     05/01/04 ...............    90           85
Dresdner Funding Trust I
8.151%     06/30/31 ...............   100           94(b)
Du Pont de Nemours (E.I) & Co.
6.75%      10/15/04 ...............    60           59
6.875%     10/15/09 ...............    60           58
Duke Capital Corp.
7.25%      10/01/04 ...............   195          191
Duke Energy Corp.
5.375%     01/01/09 ...............    90           78
Electronic Data Systems Corp.
6.85%      10/15/04 ...............    50           49
7.45%      10/15/29 ...............    20           20
Empresa Nacional De Electricidad
8.125%     02/01/97 ...............    70           57
EOP Operating LP
6.50%      01/15/04 ...............   100           95
FDX Corp.
7.85%      01/30/15 ...............    66           65
Federated Department Stores Inc.
6.125%     09/01/01 ...............    85           84
Ford Motor Co.
7.45%      07/16/31 ...............   115          111
Ford Motor Credit Co.
6.70%      07/16/04 ...............   120          118
5.80%      01/12/09 ...............   130          115
7.375%     10/28/09 ...............   210          207
Fortune Brands Inc.
7.125%     11/01/04 ...............   100           99(b)
FPL Group Capital Inc.
7.375%     06/01/09 ...............   290          285
General Motors Acceptance Corp.
5.75%      11/10/03 ...............    55           52
6.15%      04/05/07 ...............    90           84
Georgia-Pacific Group.
9.95%      06/15/02 ...............    50           53
Goldman Sachs Group L.P.
6.65%      05/15/09 ...............   100           93
Guangdong International Trust
   & Investment Corp.
8.75%      10/24/16 ...............    75            4(a,b,m)
HCR Manor Care
7.50%      06/15/06 ...............    50           44
Heritage Media Corp.
8.75%      02/15/06 ...............   150          154



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Household Finance Corp.
6.125%     07/15/02 ............... $  40       $   39
Hydro-Quebec
8.05%      07/07/24 ...............   115          122
8.25%      04/15/26 ...............   175          182
Israel Electric Corp. Ltd.
7.125%     07/15/05 ...............    50           48(b)
8.10%      12/15/96 ...............    25           21(b)
J.P. Morgan & Co.
6.00%      01/15/09 ...............   200          179
Korea Development Bank
6.625%     11/21/03 ...............    80           77
Kroger Co.
6.34%      06/01/01 ...............   171          169
7.375%     03/01/05 ...............   150          148
LCI International Inc.
7.25%      06/15/07 ...............    53           51
Lehman Brothers Holdings Inc.
8.50%      08/01/15 ...............    70           72
7.50%      08/01/26 ...............   130          130
LG&E Capital Corp.
5.75%      11/01/01 ...............   100           98(b)
Liberty Property Ltd. Partnership
7.50%      01/15/18 ...............    80           68
Lockheed Martin Corp.
7.95%      12/01/05 ...............   140          138
8.20%      12/01/09 ...............    90           90
8.50%      12/01/29 ...............    60           61
Lumbermens Mutual Casualty
8.30%      12/01/37 ...............    40           34(b)
MBNA Corp.
6.306%     04/22/03 ...............   150          145
MCI Communications Corp.
6.125%     04/15/02 ...............   300          295
MCI WorldCom Inc.
6.40%      08/15/05 ...............    95           91
8.875%     01/15/06 ...............   125          131
Meditrust
7.114%     08/15/04 ...............   100           75
Merita Bank Ltd.
7.15%      12/29/49 ...............   250          242(b)
Merrill Lynch & Co. Inc.
5.71%      01/15/02 ...............   170          166
Monsanto Co.
5.75%      12/01/05 ...............    70           64
Morgan Stanley, Dean Witter & Co.
7.125%     01/15/03 ...............   185          185
5.625%     01/20/04 ...............   170          160

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Nabisco Inc.
6.125%     02/01/33 .............. $   85       $   81
Natexis AMBS Co. LLC
8.44%      12/29/49 ..............    105           99(b)
National Rural Utilities Cooperative
6.046%     04/15/03 ..............    100           97
5.50%      01/15/05 ..............     75           70
National Westminster Bank PLC
7.75%      04/29/49 ..............     85           82
New Jersey Economic Development Authority
7.425%     02/15/29 ..............     70           68
Newell Co.
6.35%      07/15/08 ..............    135          125
News America Holdings Inc.
8.15%      10/17/36 ..............    220          210
News America Inc.
7.625%     11/30/28 ..............    110          102
Noram Energy Corp.
6.375%     11/01/03 ..............     70           67
Norfolk Southern Corp.
7.90%      05/15/97 ..............     88           83
North Atlantic Energy Corp.
9.05%      06/01/02 ..............     65           66
Northrop-Grumman Corp.
8.625%     10/15/04 ..............     65           67
Occidental Petroleum Corp.
7.375%     11/15/08 ..............     75           73
Ontario Province of Canada
7.375%     01/27/03 ..............    150          152
Pepsi Bottling Holdings Inc.
5.375%     02/17/04 ..............    150          140(b)
5.625%     02/17/09 ..............     70           62(b)
Philip Morris Cos. Inc.
7.25%      09/15/01 ..............     70           70
7.20%      02/01/07 ..............     40           37
7.65%      07/01/08 ..............    100           95
Phillips Petroleum Co.
9.375%     02/15/11 ..............    200          226
Pitney Bowes Credit Corp.
9.25%      06/15/08 ..............    100          111
Principal Financial Group
8.20%      08/15/09 ..............     80           81(b)
Procter & Gamble Co.
6.875%     09/15/09 ..............     70           68
9.36%      01/01/21 ..............    110          127


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Quebec Province of Canada
7.50%      09/15/29 .............. $   90       $   87
Raytheon Co.
6.75%      08/15/07 ..............    125          117
Rohm & Haas Co.
6.95%      07/15/04 ..............     65           64
7.85%      07/15/29 ..............    100          100
Royal & Sun Alliance Insurance Group PLC
8.95%      10/15/29 ..............    120          123(b)
Safeway Inc.
7.50%      09/15/09 ..............     85           83
Sprint Capital Corp.
5.70%      11/15/03 ..............     60           57
6.875%     11/15/28 ..............    235          209
St. George Funding Co.
8.485%     12/29/49 ..............    190          156(b)
Stop & Shop Cos. Inc.
9.75%      02/01/02 ..............     50           53
SunAmerica Inc.
5.60%      07/31/97 ..............    160          110
Suntrust Banks Inc.
6.00%      01/15/28 ..............     70           64
Tele-Communications Inc.
9.80%      02/01/12 ..............    130          152
7.875%     08/01/13 ..............     80           81
Teleglobe Inc.
7.20%      07/20/09 ..............     75           70
Tenet Healthcare Corp.
7.875%     01/15/03 ..............     60           58
Texas Utilities Co.
5.94%      10/15/01 ..............    100           98
Textron Inc.
6.375%     07/15/04 ..............    140          135
Time Warner Pass-Through Asset Trust
6.10%      12/30/01 ..............    230          225(b)
Tosco Corp.
7.625%     05/15/06 ..............     50           49
Transamerica Capital
7.625%     11/15/37 ..............    105           96
TRW Inc.
6.625%     06/01/04 ..............    110          106
Turner Broadcasting Systems Inc.
8.38%      07/01/13 ..............    100          104
TXU Eastern Funding Co.
6.45%      05/15/05 ..............    170          161
6.75%      05/15/09 ..............    100           91

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

              ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Tyco International Group S.A.
6.25%      06/15/03 ............... $  40  $        38
7.00%      06/15/28 ...............   345          299
Union Carbide Corp.
6.79%      06/01/25 ...............   100           96
Union Oil Co. of California
7.35%      06/15/09 ...............   100           97
United Illuminating Co.
6.25%      12/15/02 ...............    30           29
United Parcel Service Inc.
8.375%     04/01/30 ...............   130          139
US Airways
8.36%      07/20/20 ...............    85           83
US West Capital Funding Inc.
6.875%     08/15/01 ...............   135          134(b)
6.125%     07/15/02 ...............    35           34
6.875%     07/15/28 ...............    55           48
US West Communications Inc.
5.625%     11/15/08 ...............   100           87
USA Networks Inc.
6.75%      11/15/05 ...............    80           75
USA Waste Services Inc.
6.125%     07/15/01 ...............   300          286
USX Marathon Group
9.80%      07/01/01 ...............    75           78
Wal-Mart Stores Inc.
6.875%     08/10/09 ...............   150          146
Walt Disney Co.
5.62%      12/01/08 ...............    80           71
Westinghouse Electric Corp.
8.875%     06/01/01 ...............    45           46
Williams Cos. Inc.
6.125%     02/15/02 ...............   145          142
Yale University
7.375%     04/15/96 ...............    50           47

TOTAL CORPORATE NOTES
   (COST $17,032) .................             16,142

NON-AGENCY MORTGAGE BACKED SECURITIES -- 2.2%
Amresco Commercial Mortgage Funding Corp.
6.73%      06/17/29 ...............    82           81
Asset Securitization Corp.
6.50%      02/14/41 ...............    65           64
Chase Commercial Mortgage Securities Corp.
6.39%      11/18/08 ...............   102           95



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp.
6.49%      05/15/08 ..............$   113       $  106
Credit Suisse First Boston
   Mortgage Securities Corp.
6.30%      11/15/08 ..............     92           85
DLJ Commercial Mortgage Corp.
6.41%      02/15/08 ..............    292          271
DLJ Mortgage Acceptance Corp.
6.65%      12/17/27 ..............     29           29(b)
6.24%      11/12/31 ..............    242          222
First Union Commercial Mortgage Trust
6.07%      10/15/08 ..............    173          158
First Union Lehman Brothers-Bank of America
6.28%      06/18/07 ..............    333          321
6.56%      11/18/08 ..............    827          778
First Union-Chase Commercial Bank
6.65%      04/15/09 ..............    187          177
GMAC Commercial Mortgage Securities Inc.
6.42%      08/15/08 ..............     73           68
10.07%     08/15/23 ..............  2,111           82
GS Mortgage Securities Corp.
6.86%      07/13/30 ..............    129          128(d)
Lehman Large Loan
6.79%      06/12/04 ..............     77           76
Merrill Lynch Mortgage Investors Inc.
6.39%      02/15/30 ..............    357          335
Mid-State Trust
7.54%      07/01/35 ..............     31           29(d)
Morgan Stanley Capital I
6.86%      05/15/06 ..............    128          127(b)
6.52%      01/15/08 ..............     24           23
6.54%      05/15/08 ..............    200          189
6.21%      09/15/08 ..............     64           59
9.74%      04/15/23 ..............  1,032           41(d)
6.01%      11/15/30 ..............    124          118
6.48%      11/15/30 ..............    101           95
9.82%      11/15/31 ..............  1,610           77(b,d)
Nationslink Funding Corp.
6.00%      11/20/07 ..............     72           68
Sawgrass Finance REMIC Trust
6.45%      01/20/06 ..............     90           90

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Structured Asset Securities Corp.
8.389%     04/25/27 ............ $     65   $       66
7.21%      02/25/28 ............      499           26(d)
Vornado Finance Corp.
6.36%      12/01/00 ............      460          458(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $4,770) ...............                 4,542

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
BlackRock Capital Finance
7.22%      11/25/28 ............      269          257(b)
7.25%      11/25/28 ............      159           91(b)
Salomon Brothers Mortgage Securities Inc.
7.00%      07/25/24 ............      238          206

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $657) .................                   554

TOTAL BONDS AND NOTES
   (COST $73,984) ..............                71,060

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.2%
--------------------------------------------------------------------------------
DOMESTIC PREFERRED -- 0.2%
Centaur Funding Corp. (Series B),
   9.08% .......................      265          268(b)
TCI Communications Inc., 10.00%     3,200           82
                                                   350

FOREIGN PREFERRED -- 0.0%
Henkel KGaA ....................    1,482           98

TOTAL PREFERRED STOCKS
   (COST $487) .................                   448

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Muenchener Rueckversicherungs-
   Gescellschaft AG (Regd.),
   06/03/02
   (COST $0) ...................       33            2(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $150,014) .............               199,211


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund .    9,451  $     9,451

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.7%
State Street Bank and Trust Co.
2.80%      01/03/00 ............   $5,602        5,602
    (dated 12/31/99, proceeds
    $5,602, collateralized
    by $5,716, U.S. Treasury
    Bonds, 8.125%, 08/15/19)

TOTAL SHORT-TERM INVESTMENTS
   (COST $15,053) ..............                15,053

OTHER ASSETS AND LIABILITIES, NET (2.9%)        (6,136)
                                              --------

NET ASSETS-- 100% ..............              $208,128
                                              ========

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE COMBINED INDUSTRY WEIGHTINGS FOR THE DOMESTIC AND FOREIGN EQUITIES IN THE ELFUN DIVERSIFIED FUND AS OF DECEMBER 31, 1999.

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                    ELFUN TAX-EXEMPT INCOME FUND


Q&A

BOB KAELIN MANAGES THE TAX-EXEMPT OPERATION WITH TOTAL ASSETS EXCEEDING $7 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE ELFUN TAX-EXEMPT INCOME FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN 1984, BOB WAS SENIOR VICE PRESIDENT AND MANAGER OF TAX-EXEMPTS FOR CIGNA/INA INSURANCE COMPANY. FROM 1969 TO 1976, BOB WAS VICE PRESIDENT AT GIRARD BANK IN PHILADELPHIA AND A.G. BECKER IN NEW YORK, WHERE HE WAS A MUNICIPAL BOND SALESMAN. BOB IS A GRADUATE OF ST. JOSEPH UNIVERSITY IN PHILADELPHIA WITH A B.S. IN BUSINESS ADMINISTRATION.



Q. HOW DID THE ELFUN TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Elfun Tax-Exempt Income Fund posted a return of -3.01% for the one-year period ended December 31, 1999. For the same period, the Lehman Brothers Municipal Bond Index returned -2.07% and our Lipper peer group of 265 General Municipal Bond funds had an average return of -4.63%.


Q. WHAT DOMESTIC/WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST YEAR AND HOW DID THIS IMPACT YOUR FUND?

A. The sharp rise in interest rates during the second half of the year caused many investors to stay on the sidelines. While the rise in rates lagged other fixed income markets, nominal municipal yields are at highs not seen since 1994. Throughout the year the market was impacted by surprisingly strong domestic and international economies; efforts by the Federal Reserve ("Fed") to temper growth by raising interest rates; roaring equity markets; and very inconsistent demand from traditional buyers of municipal securities. Through all of this we did not make a bet on the direction of interest rates as many of our peers did.


Q. WHAT INFLUENCED FUND PERFORMANCE?

A. The fund underperformed its benchmark as we maintained a slightly longer duration (sensitivity to interest rates) in the second half of the year. During this period, the municipal market suffered, as all fixed income classes did, due to a rising interest rate environment. Municipals were further impacted by a surge in new bonds entering the market as issuers positioned themselves for year-end. The glut of bonds with few buyers willing to position bonds over year-end, put undue pressure on prices. The fund was able to outperform its Lipper peers because, although duration exceeds benchmark, we did not assume as much interest rate risk as other funds.

Q.   HOW DID INDIVIDUAL SECTORS PERFORM?

A. The fund was overweighted in water & sewer bonds, which was the second best performing sector in the market. The best sector was housing bonds, where unfortunately, we were underweighted. If we combine the performance of the sectors the fund matched the performance of the benchmark's water & sewer and housing bonds. The fund also maintained a higher average cash balance, which became a defensive position as interest rates rose.


Q.   WHAT HAS BEEN THE INVESTMENT STRATEGY OF THE FUND OVER THE PAST YEAR?

A. We maintain a consistent investment strategy that does not deviate from our goal of identifying value and yield without compromising the high average quality rating of the fund. Through this approach to the market, we are able to maximize tax-exempt income for our unit holders while minimizing capital gains.


Q. WHAT IS YOUR OUTLOOK FOR THE FUND IN THE UPCOMING YEAR AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Besides entering a new millennium, we are also entering an election year. If the past is any indication, we can expect additional market volatility in the municipal market as candidates opine their views on taxes and the economy. Unless the Fed puts the brakes on growth, we expect economic activity to continue to be robust and thus be the driving force in the market. The economy/Fed scenario will be similar to last year. Until the economy moderates, we expect market participants to speculate over the Fed's course of action, which will add to market volatility. Closer to home, we expect the municipal market to moderate. The year end supply bulge has begun to diminish, helping to support price levels. If interest rates stay at their current levels, the supply of new bonds entering the market will be well below last year. Current interest rates should also make municipals attractive to investors. The dynamic of lower supply and higher demand should provide a boost to the municipal market. Within this environment we will maintain our strategy of seeking value while maintaining a cautious view towards the market.

[PHOTO OF BOB KAELIN OMITTED]

                                                    ELFUN TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]
        ELFUN TAX-EXEMPT       FUND LBMI
 '89      $10000.00            $10000.00
 '90       10597.56             10729.01
 '91       11877.82             12031.54
 '92       12887.96             13092.02
 '93       14448.63             14699.25
 '94       13615.15             13939.16
 '95       15973.71             16373.30
 '96       16549.15             17099.13
 '97       18135.75             18670.89
 '98       19261.22             19880.37
 '99       18680.51             19469.24

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Tax-Exempt (3.01)%    6.53%      6.45%

LBMI             (2.07)%    6.91%      6.89%



                               INVESTMENT PROFILE
        A Fund designed for investors who seek as high a level of current interest income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing principally in municipal obligations.


                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/99
                        GENERAL MUNICIPAL BOND PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ...........    30      22      22

   Number of Funds in peer group: .......   265     174     79

   Peer group average total return: .....  (4.63)%  5.76%   6.18%

   Lipper categories in peer group: .....   GENERAL MUNICIPAL DEBT


   * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                     QUALITY RATINGS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   PERCENT OF
MOODY'S RATINGS +                  NET ASSETS
--------------------------------------------------------------------------------
Aaa                                    55.58%
--------------------------------------------------------------------------------
Aa                                     31.16%
--------------------------------------------------------------------------------
A                                       9.06%
--------------------------------------------------------------------------------
Baa                                     0.82%
--------------------------------------------------------------------------------
Other                                   3.38%
--------------------------------------------------------------------------------

+MOODY'S INVESTORS SERVICE, INC. IS A NATIONALLY RECOGNIZED STATISTICAL RATING
 ORGANIZATION.



SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                          ELFUN TAX-EXEMPT INCOME FUND
                               [PIE CHART OMITTED]
                            GENERAL OBLIGATIONS 27.6%
                               WATER & SEWER 13.4%
                                 HOSPITAL 10.9%
                               TRANSPORTATION 9.6%
                                 UTILITIES 8.4%
                                   LEASE 7.3%
                                 SALES TAX 7.0%
                                 EDUCATION 6.2%
                              RESERVES & OTHER 5.7%
                                    CASH 3.4%
                                  HOUSING 0.5%

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- 96.6%
--------------------------------------------------------------------------------

ALABAMA -- 1.8%
Alabama Public School & College
     Auth. - Education
5.75%      08/01/13 ............ $  5,000    $   5,089
Alabama Water Pollution Control
     Auth. Rev. - Water & Sewer
4.75%      08/15/21 ............    7,155        5,921(k)
Jefferson County Alabama Sewer
     Rev. - Water & Sewer
5.75%      02/01/27 ............    6,750        6,404(k)
Mobile County Alabama G.O.
5.35%      02/01/10 ............    6,530        6,525
                                                23,939

ARIZONA -- 1.3%
Arizona Transportation Board
     Rev. - Sales Tax
6.00%      07/01/08 ............    5,000        5,310
Mohave County Arizona Industrial
     Dev. Auth. - Industrial Dev. Rev.
7.05%      08/01/20 ............   12,000       12,261
                                                17,571

CALIFORNIA -- 4.5%
California State Dept. Water
     Resource Ctr. Rev. -
     Water & Sewer
4.75%      12/01/25 ............    4,000        3,248
California State G.O.
8.00%      05/01/03 ............   10,725       11,808(h)
5.00%      02/01/21 ............    4,350        3,815
4.50%      10/01/28 ............   10,000        7,698(k)



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Los Angeles California Waste
     Water Systems Rev. -
     Water & Sewer
5.70%      06/01/20 ............  $15,000      $14,628(k)
San Diego County California
     Certificates Participation
     Rev. - Lease Rev.
5.25%      11/15/19 ............    6,000        5,475(k)
San Francisco California City
     County Airports - Int'l
     Airport Rev.
4.50%      05/01/23 ............    5,000        3,959(k)
Southern California Public
     Power Auth. Rev. -
     Electric Utility
5.00%      07/01/22 ............   12,500       10,898(k)
                                                61,529

COLORADO -- 2.3%
Colorado Springs Colorado
     Utility Rev. -
     Electric Utility
6.50%      11/15/15 ............   30,370       31,727

[ICON OMITTED] CONNECTICUT -- 11.5%
Connecticut State Clean
     Water Fund Rev.
4.875%     09/01/19 ............    5,585        4,836
4.875%     09/01/22 ............    6,000        5,104
Connecticut State G.O.
4.00%      11/01/00 ............    3,425        3,429
5.00%      11/01/02 ............    6,060        6,142
5.00%      11/01/03 ............    2,670        2,711
6.15%      11/15/03 ............    2,000        2,092(j)
6.00%      10/01/04 - 11/01/04 .    4,455        4,700(j)
5.30%      03/15/05 ............    5,000        5,118
5.50%      08/01/05 ............    2,855        2,954
5.25%      11/01/05 ............    3,545        3,629
5.25%      11/01/06 ............    6,060        6,188
5.50%      03/15/07 ............    9,560        9,824
5.25%      11/01/07 ............    6,285        6,410
5.50%      12/01/07 ............    8,850        9,171(j)
5.50%      03/15/08 ............    4,000        4,101
5.00%      11/01/08 ............    1,185        1,182
5.50%      12/01/08 ............   11,090       11,492(j)
5.63%      03/15/09 ............    1,990        2,046
5.25%      03/15/14 ............    3,175        3,064
4.50%      10/15/16 ............    2,510        2,099
Connecticut State Health &
     Educational Fac. Auth.
     Rev. - Health
5.13%      11/01/12 ............    1,495        1,450(k)


-----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Connecticut State Resources
     Recovery Auth.
5.50%      11/15/12 .............  $3,865   $    3,873(k)
Connecticut State Special
     Tax Obligation Rev. - Sales Tax
4.00%      10/01/00 .............   7,550        7,544
5.125%     09/01/05 .............   2,250        2,277
6.00%      10/01/09 .............   5,250        5,580(k)
Mashantucket Western Pequot
     Tribe Connecticut Rev. -
     Lease Rev.
5.70%      09/01/12 .............   2,500        2,400(b)
5.75%      09/01/18 .............   9,500        8,832(b)
Stamford Connecticut G.O.
4.90%      02/15/06 .............     885          887
5.00%      02/15/10 .............   1,875        1,854
5.00%      02/15/11 .............   1,000          978
5.25%      07/15/11 .............   6,120        6,124
5.00%      02/15/12 .............   1,875        1,811
5.00%      02/15/13 .............   1,875        1,783
5.00%      02/15/14 .............   1,875        1,759
4.60%      08/01/14 .............   2,635        2,343
5.00%      02/15/15 .............   1,875        1,734
4.70%      08/01/15 .............   2,635        2,318
4.75%      08/01/16 .............   2,635        2,307
4.75%      08/01/17 .............   2,635        2,280
4.75%      08/01/18 .............   2,635        2,256
                                               156,682

[ICON OMITTED] FLORIDA -- 6.7%
Brevard County Utility
     Rev. - Water & Sewer
5.25%      03/01/07 .............   2,800        2,826(k)
5.25%      03/01/08 .............   3,250        3,276(k)
Dade County School District G.O.
5.50%      08/01/11 .............  14,250       14,805(j,k)
5.50%      08/01/15 .............  17,805       18,499(j,k)
Florida State Board Education
     Capital Outlay G.O.
5.50%      06/01/08 .............   4,400        4,551(j)
4.50%      06/01/23 .............   2,500        1,976(k)
Florida State Div. Bd. Fin.
     Dept. Rev. - Lease Rev.
6.50%      07/01/10 .............   1,940        2,016(j,k)
Hillsborough County Utility
     Ref. Rev. - Water & Sewer
6.625%     08/01/11 .............  10,000       10,479(k)
6.50%      08/01/16 .............   8,500        8,867(k)


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Jacksonville Florida Capital
     Improvement Rev. -
     Refunding Stadium Project
4.75%      10/01/25 ............$   4,750  $     3,869(k)
Miami-Dade County Florida
     Parks Program
4.75%      11/01/23 ............    4,920        4,053(k)
Orange County Water & Wastewater
     Rev. - Treatment
6.25%      10/01/17 ............    3,485        3,581(k)
Orlando & Orange County Expressway
     Auth. Rev. - Trans.
5.25%      07/01/14 ............   13,695       13,171(k)
                                                91,969

GEORGIA -- 1.4%
Fulton County Georgia School
     District G.O.
5.625%     01/01/21 ............    8,205        8,556(j)
Georgia State G.O.
6.50% 04/01/08 - 08/01/08 ......    5,320        5,854
Private Colleges & University Rev. -
     Education
6.50%      11/01/15 ............    4,010        4,315(j,k,l)
                                                18,725

HAWAII -- 0.1%
Honolulu Hawaii City & County G.O.
6.00%      01/01/12 ............    1,265        1,316
6.00%      01/01/12 ............      735          773(j,l)
                                                 2,089

ILLINOIS -- 5.7%
Chicago Illinois School
     Finance Auth. G.O.
5.00%      06/01/09 ............    9,000        8,828(k)
Chicago Public Bldg. Comm.
     Rev. - Lease Rev.
7.125%     01/01/15 ............    9,115        9,352(j,k,l)
Cook County Illinois G.O.
5.375%     11/15/18 ............   14,500       13,484(k)
Illinois Education Fac. Auth.
     Rev. - Education
7.125%     07/01/21 ............   14,940       15,767(j)
Illinois Health Fac. Auth.
     Rev. - Health
5.00%      08/15/21 ............    8,600        7,334(k)
Metropolitan Pier & Exposition
     Auth. Illinois Rev. - Sales Tax
6.50%      06/15/27 ............      305          319
6.50%      06/15/27 ............   10,000       10,720(j)

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Regional Transport Auth.
     Illinois Rev. - Trans.
6.25%      06/01/15 ............. $10,980    $  11,774(j,k)
                                                77,578

INDIANA -- 2.7%
Indiana Transportation Finance
     Auth. Airport Fac. Lease
     Rev. - Trans.
5.00%      11/01/12 .............  13,305       12,581(k)
5.00%      11/01/16 .............   3,250        2,918(k)
Indiana University Rev. - Education
6.00%      11/15/14 .............   7,500        7,763
Indianapolis Local Rev. - Bank Bond
6.00%      07/01/10 .............   6,000        6,253
Petersburg Pollution Control
     Rev. - Industrial Dev.
6.63%      12/01/24 .............   7,250        7,615
                                                37,130

IOWA -- 0.7%
Iowa Finance Auth. Rev. - Health
5.25%      08/15/12 .............   1,755        1,659
5.25%      08/15/14 .............   3,790        3,474
5.375%     08/15/17 .............   4,215        3,837
                                                 8,970

MAINE -- 0.5%
Maine Health & Higher Educational
     Facilities Auth. Rev. - Health
5.50%      07/01/23 .............   7,690        7,145(k)

MARYLAND -- 0.2%
Maryland State G.O.
5.00%      10/15/11 .............   3,500        3,412

MASSACHUSETTS -- 4.3%
Massachusetts Bay Transportation
     Auth. - Trans.
4.75%      03/01/16 .............   5,000        4,326(k)
Massachusetts State G.O.
5.50%      11/01/08 .............  18,135       18,644
Massachusetts State Health &
     Educational Fac. Auth.
     Rev. - Health
6.30%      08/15/24 .............   4,000        4,034(k)


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Massachusetts State Water
     Resources Auth. Rev. -
     Water & Sewer
6.50%      07/15/08 ............$   9,245     $ 10,044(k)
6.50%      07/15/19 ............   14,125       14,993(k)
4.75%      12/01/23 ............    7,500        6,065(k)
                                                58,106

MICHIGAN -- 3.2%
Hartland Michigan Consolidated
     School District Rev. - Education
5.125%     05/01/22 ............    5,000        4,338(k)
Michigan Municipal Bond Auth.
     Rev. - Water & Sewer
5.50%      10/01/19 ............    4,000        3,801
Michigan Trunk Line Rev. - Sales Tax
5.50%      10/01/21 ............   35,815       35,561(j)
                                                43,700

MINNESOTA -- 0.7%
Southern Muni. Power Agency Rev. -
     Electric Utility
5.00%      01/01/12 ............   10,000        9,591(k)

MISSOURI -- 1.3%
Jackson County Missouri
     Consolidated School
     District Number 002 G.O.
5.25%      03/15/09 ............    8,000        8,032(k)
Missouri Health & Educational
     Facilities Rev. - Health
6.00%      05/15/07 ............    2,340        2,443
University Missouri Health
     Facilities Rev. - Health
5.60%      11/01/26 ............    8,000        7,474(k)
                                                17,949

NEW HAMPSHIRE -- 1.0%
New Hampshire Higher Educational
     & Health Facilities
     Rev. - Education
6.25%      07/01/20 ............    5,000        5,139(k)
New Hampshire Tpke. Auth.
     Rev. - Trans.
5.75%      04/01/20 ............    8,745        8,352
                                                13,491

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
[ICON OMITTED] NEW JERSEY -- 6.7%
New Jersey Building Auth.
     Rev. - Lease Rev.
5.00%      06/15/11 ............. $10,350      $10,000
5.00%      06/15/12 .............   9,440        9,026
New Jersey Health Care Fac.
     Fin. Auth. Rev. - Health
5.50%      07/01/08 .............   2,715        2,780(k)
New Jersey Sports & Exposition
     Convention Ctr. Rev. -
     Lease Rev.
6.50%      03/01/19 .............  10,540       11,008
New Jersey Tpke. Auth.
     Rev. - Trans.
6.50%      01/01/16 .............  49,960       53,871(k)
New Jersey Wastewater Treatment
     Trust Rev. - Water & Sewer
5.875%     06/15/06 .............   5,160        5,423
                                                92,108

NEW MEXICO -- 0.8%
New Mexico State G.O.
4.00%      09/01/07 .............   4,810        4,452
4.00%      09/01/08 .............   7,050        6,434
                                                10,886

[ICON OMITTED] NEW YORK -- 9.6%
Battery Park City Auth.
     Rev. - Lease Rev.
5.00%      11/01/13 .............  10,000        9,309(k)
5.25%      11/01/17 .............   6,500        5,977(k)
4.75%      11/01/19 .............  16,130       13,497(k)
Municipal Assistance Corp.
     Rev. - Sales Tax
5.20%      07/01/08 .............  10,000       10,061
New York City Municipal Water
     Finance Auth. Rev. -
     Water & Sewer
5.125%     06/15/21 .............   2,400        2,114(k)
New York G.O.
7.00%      02/01/05 .............   3,470        3,679(j)
6.375%     08/01/06 .............   4,030        4,253(j,k)
5.60%      08/15/06 .............  13,000       13,309
5.25%      08/01/11 .............   3,950        3,856
5.25%      08/01/13 .............   1,500        1,429
New York State Dormitory CUNY
     Rev. - Education
7.00%      07/01/09 .............   7,000        7,585
5.40%      07/01/10 .............   8,185        8,302



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
New York State Housing Finance
     Agency Service Contract
     Rev. - Housing
6.375%     09/15/14 .............$     65    $      67
New York State Local Government
     Assistance Corp. Rev. -
     Sales Tax
5.50%      04/01/21 .............  12,255       11,128(k)
New York State Urban Development
     Auth. Rev. - Housing
5.50%      07/01/16 .............   7,000        6,714(k)
New York State Urban Development
     Corp.Rev. - Lease Rev.
5.50%      01/01/16 .............  25,310       23,847
Suffolk County New York Water
     Auth. Waterworks Rev. -
     Water & Sewer
5.00%      06/01/17 .............   6,000        5,333(k)
                                               130,460

NORTH CAROLINA -- 1.9%
Mecklenburg County North
     Carolina G.O.
4.50%      02/01/15 .............  14,000       12,086
North Carolina Medical Care
     Commission Health Care
     Facilities Rev. - Health
4.75%      06/01/28 .............  11,000        8,697
North Carolina Medical Care
     Commission Hospital
     Rev. - Health
4.75%      10/01/26 .............   7,000        5,567
                                                26,350

NORTH DAKOTA -- 1.2%
Oliver County North Dakota
     Pollution Control Rev. -
     Electric Utility
5.30%      01/01/27 .............  18,000       15,997(k)

OHIO -- 4.9%
Clermont County Ohio Hospital
     Facilities Rev. - Health
7.50%      09/01/19 .............     455          477(j,k)
Cleveland Ohio Parking
     Facilities Rev.
5.50%      09/15/16 .............   5,200        5,034(k)

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

        ELFUN TAX-EXEMPT INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Cleveland Ohio Public Power
     Systems Rev. -
     Electric Utility
7.00%      11/15/24 ........... $   8,300    $   9,218(j,k)
Cleveland Water Works Rev. -
     Water & Sewer
6.25%      01/01/16 ...........     9,490        9,824(k)
Northeast Ohio Reg. Sewer
     District Rev. - Water & Sewer
6.50%      11/15/16 ...........    15,500       16,198(j,k)
Ohio State Building Auth.
     Rev. - Lease Rev.
4.75%      04/01/14 ...........     5,000        4,473
Ohio State Higher Education
     Rev. - Education
6.70%      05/01/05 ...........    10,100       10,386(j,k)
Ohio State Public Facilities
     Commission G.O.
4.50%      11/01/09 ...........     1,500        1,420(k)
Ohio State Water Development Auth.
     Pollution Control Fac.
     Rev. - Water & Sewer
5.30%      12/01/11 ...........     9,265        9,224(k)
                                                66,254

OKLAHOMA -- 0.3%
Oklahoma Tpke. Auth. Rev. - Trans.
6.25%      01/01/22 ...........     4,640        4,773(k)

OREGON -- 0.4%
Oregon State G.O.
5.875%     10/01/18 ...........     2,100        2,139
Portland Sewer Systems Rev. -
     Sewer Rev.
4.50%      06/01/16 ...........     3,750        3,178(k)
                                                 5,317

[ICON OMITTED] PENNSYLVANIA -- 6.9%
Allegheny County Hospital
     Development Auth. Rev. -
     Health
5.375%     12/01/25 ...........    27,000       24,240(k)
Erie Pennsylvania Sewer
     Auth. - Sewer Rev.
4.90%      06/01/16 ...........     2,130        1,869(k)
4.95%      06/01/17 ...........     1,150        1,011(k)
Montgomery County Pennsylvania
     Higher Education & Health
     Rev. - Health
5.00%      10/01/09 ...........     2,405        2,340(k)
5.10%      10/01/10 ...........     2,670        2,601(k)



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Northampton County Higher
     Education Fac. Auth.
     Lehigh Univ. Rev. - Education
7.00%      10/15/11 ........... $   7,800    $   8,277(j,k)
Pennsylvania Intergovernmental
     Co-op. Rev. - Sales Tax
5.60%      06/15/15 ...........     8,000        8,221(j,k)
Pennsylvania State Higher
     Educational Facility Auth.
     UPMC Health Systems - Health
4.65%      08/01/12 ...........     3,920        3,534(k)
4.625%     08/01/16 ...........     3,250        2,742(k)
5.00%      08/01/29 ...........     7,735        6,385(k)
Philadelphia Gas Works Rev. -
     Natural Gas
6.375%     07/01/14 ...........     1,845        1,951(j,k)
Philadelphia Hospitals & Higher
     Education Facilities
     Rev. - Health
5.00%      02/15/21 ...........    11,250        9,428
Philadelphia Pennsylvania
     Airport Rev. - Trans.
6.00%      06/15/06 ...........     5,000        5,272(k)
Philadelphia Pennsylvania
     School District G.O.
5.55%      07/01/05 ...........     9,645        9,957(j,k)
5.65%      07/01/06 ...........     2,070        2,149(j,k)
5.75%      07/01/07 ...........     1,200        1,253(j,k)
5.80%      07/01/08 ...........     1,500        1,573(j,k)
5.85%      07/01/09 ...........     1,440        1,516(j,k)
                                                94,319

RHODE ISLAND -- 0.3%
Rhode Island G.O.
5.00%      08/01/11 ...........     5,000        4,809

SOUTH CAROLINA -- 2.4%
Charleston County SC G.O.
5.90%      06/01/10 ...........     2,170        2,279(j,k)
6.00%      06/01/11 ...........     2,310        2,439(j,k)
6.00%      06/01/12 ...........     2,455        2,592(j,k)
South Carolina State Public
     Service Auth. Rev. -
     Electric Utility
5.50%      07/01/21 ...........    26,635       25,069(k)
                                                32,379

TENNESSEE -- 0.9%
Knox County Tennessee Health
     Educational & Housing
     Facilities Board Rev. - Health
7.25%      01/01/09 ...........     4,500        5,090(k)

----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Metropolitan Government
     Nashville & Davidson County
     Tennessee Health & Educational
     Board Rev. - Education
6.875%     12/01/24 ............$   6,000    $   6,636(j,k)
                                                11,726

TEXAS -- 5.7%
Austin Texas G.O.
5.375%     09/01/16 ............    5,030        4,772
5.375%     09/01/17 ............    5,320        4,999
Harris County Texas G.O.
6.125%     08/15/20 ............   15,000       16,060(j)
Houston Texas Water & Sewer
     Systems Rev. - Water & Sewer
5.25%      12/01/21 ............   20,000       17,871(k)
Lower Colorado River Auth.
     Texas Rev. - Water & Sewer
5.875%     05/15/16 ............   20,000       19,926(k)
Texas State Pubic Fin. Auth.
     Bldg. Rev. - Lease Rev.
5.00%      08/01/17 ............    6,440        5,727(k)
University Texas Permanent
     University Fund Rev. -
     Education
4.75%      07/01/17 ............    8,840        7,610(k)
University Texas University
     Rev. - Education
5.20%      08/15/09 ............    1,295        1,296
                                                78,261

UTAH -- 0.6%
Intermountain Power Agency Utah
     Power Supply Rev. -
     Electric Utility
5.00%      07/01/21 ............   10,000        8,522

VIRGINIA -- 3.0%
Chesapeake Virginia G.O.
6.00%      05/01/12 ............    2,150        2,237(k)
Fairfax County Virginia Sewer
     Rev. - Water & Sewer
5.875%     07/15/28 ............   13,785       13,441(k)
Fairfax County Virginia Water
     Auth. Rev. - Water & Sewer
5.00%      04/01/16 ............    2,500        2,289
Roanoke Virginia Industrial
     Development Auth. Hospital
     Rev. - Health
5.00%      07/01/24 ............   21,220       18,081(k)
University Virginia Rev. -
     Education
5.375%     06/01/20 ............    5,000        4,696
                                                40,744



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
WEST VIRGINIA -- 0.2%
West Virginia State University
     Rev. - Education
6.00%      04/01/12 ............$   3,000 $      3,118(k)

WISCONSIN -- 0.9%
Wisconsin State Health &
     Educational Fac. Auth.
     Rev. - Health
5.25%      08/15/23 ............   13,455       11,850(k)

TOTAL INVESTMENTS IN SECURITIES
   (COST $1,323,582) ...........             1,319,176

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $23,921) ...............  23,921       23,921

OTHER ASSETS AND LIABILITIES,
   NET 1.6% .....................               22,084
                                            ----------

NET ASSETS-- 100% ...............           $1,365,181
                                            ==========

[ICON OMITTED] ICONS REPRESENT THE TOP FIVE STATE WEIGHTINGS IN THE ELFUN TAX-EXEMPT INCOME FUND AS OF DECEMBER 31, 1999.


-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               ELFUN INCOME FUND

Q&A



ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE ASSET MANAGEMENT. ASSETS UNDER MANAGEMENT EXCEED $29 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE ELFUN INCOME FUND, ELFUN MONEY MARKET FUND AND THE FIXED INCOME PORTION OF THE ELFUN DIVERSIFIED FUND. BOB JOINED GE ASSET MANAGEMENT IN 1986 AS MUTUAL FUND PORTFOLIO MANAGER, BECAME SENIOR VICE PRESIDENT - FIXED INCOME IN 1992 AND WAS NAMED TO HIS PRESENT POSITION IN 1997. PREVIOUSLY, HE WAS WITH GE'S CORPORATE TREASURY OPERATION, MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q.   DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING 1999.

A. The U.S. bond market suffered its second worst year since 1973. Yields on 30-year Treasuries rose from 5.1% to 6.5%. Intermediate maturity bonds fared even worse as yields rose 1.8%. The end result was price depreciation that more than offset interest income producing a -0.83% total return for the Lehman Brothers Aggregate Bond Index.

The global economic crisis, which prompted the Federal Reserve to ease monetary policy 75 basis points in 1998, subsided in 1999. The pace of economic activity remained robust and rekindled fears of inflation. Low unemployment and rising real estate and stock market wealth buoyed consumer confidence and, in turn, consumer spending. Concerned that tight labor markets would lead to inflationary increases in wages, the Federal Reserve took back all of the 1998 easing in three 25 basis point steps between June and November. Many observers believe further tightening would have occurred had it not been for the uncertainty over how the century date change might affect financial markets.

In terms of sectors, mortgage backed securities performed the best, returning 1.86%, due primarily to their shorter average duration and higher yield. Corporates lost 1.96%, while U.S. Treasuries and agencies declined 2.23%.


Q. HOW DID THE ELFUN INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Elfun Income Fund had a return of -0.62% while the Lehman Brothers Aggregate Bond Index returned -0.83%. Our Lipper peer group of 137 Intermediate U.S. Government Bond funds posted an average return of -1.73% for the same period.


Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The back-up in interest rates in the early part of the year cost us some relative performance until we adjusted downward our interest rate sensitivity (duration). On the plus side, our overweight in mortgage backed securities and good security selection in the corporate sector impacted returns favorably.


Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. Until as we see a slowdown in the pace of economic activity, the market is at risk to more Federal Reserve tightenings. Meanwhile global competition and increasing productivity should keep a lid on inflation. Once fears of an overheating economy subside, bond yields will look very attractive.


[PHOTO OF ROBERT MACDOUGALL OMITTED]

                                                               ELFUN INCOME FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                               [LINE GRAPH OMITTED]
       ELFUN INCOME FUND    LB AGGREGATE
 '89      $10000.00           $10000.00
 '90       10861.46            10894.53
 '91       12613.33            12637.71
 '92       13448.78            13573.23
 '93       14755.83            14896.42
 '94       14411.94            14461.83
 '95       17036.24            17133.15
 '96       17719.59            17752.45
 '97       19416.62            19471.64
 '98       21064.18            21160.57
 '99       20933.74            20984.85

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                  ONE      FIVE         TEN
                 YEAR      YEAR        YEAR
--------------------------------------------------------------------------------

Elfun Income     (0.62)%    7.75%      7.67%

LB Aggregate     (0.83)%    7.73%      7.69%


                               INVESTMENT PROFILE
                  A Fund designed for investors who seek a high
                     level of current income consistent with
                     prudent management and preservation of
                   capital through investments in a variety of
                            fixed income securities.

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/99
                    INTERMEDIATE U.S. TAXABLE BOND PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

     Fund's rank in peer group: ..........   21       3       2

      Number of Funds in peer group: .....  137      92      25

      Peer group average total return: ... (1.73)%  6.37%   6.47%

     Lipper categories in peer group: ....   INTERMEDIATE U.S. GOVERNMENT,
                                             INTERMEDIATE U.S. TREASURY


    *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                     QUALITY RATINGS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                   PERCENT OF
MOODY'S/S&P RATING+                NET ASSETS
--------------------------------------------------------------------------------
Aaa                                    73.01%
--------------------------------------------------------------------------------
Aa                                      4.13%
--------------------------------------------------------------------------------
A                                       9.18%
--------------------------------------------------------------------------------
Baa                                     6.74%
--------------------------------------------------------------------------------
Ba                                      0.91%
--------------------------------------------------------------------------------
Other                                   6.03%
--------------------------------------------------------------------------------

+MOODY'S INVESTORS SERVICE, INC. AND STANDARD & POOR'S ARE A NATIONALLY\
 RECOGNIZED STATISTICAL RATING ORGANIZATIONS.


SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                ELFUN INCOME FUND
                               [PIE CHART OMITTED]
                              MORTGAGE BACKED 41.0%
                              CORPORATE NOTES 22.0%
                              U.S. TREASURIES 16.4%
                             FEDERAL AGENCIES 12.4%
                                CASH & OTHER 8.2%

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 95.6%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 16.4%
U.S. Treasury Bonds
8.125%     08/15/19 ............  $10,561      $12,035(h)
5.25%      02/15/29 ............    1,300        1,075(h)
6.125%     08/15/29 ............    3,650        3,479(h,i)
                                                16,589
U.S. Treasury Notes
5.25%      05/31/01 ............    1,924        1,899(h)
5.875%     11/30/01 ............    8,640        8,585(i)
6.625%     03/31/02 ............      660          664(h)
5.875%     11/15/04 ............    3,985        3,907
7.00%      07/15/06 ............    1,762        1,805(h)
6.00%      08/15/09 ............    6,308        6,111(i)
                                                22,971
U.S. Treasury STRIPS
6.83%      08/15/11 ............    6,568        2,992(d,h)
6.84%      02/15/12 ............    2,930        1,289(d,h)
                                                 4,281
TOTAL U.S. TREASURIES
   (COST $45,674) ..............                43,841

FEDERAL AGENCIES -- 12.4%
Federal Home Loan Bank
5.625%     03/19/01 ............    1,650        1,632
5.875%     08/15/01 ............    5,760        5,708
5.25%      04/25/02 ............    1,855        1,799
5.75%      04/15/08 ............    2,470        2,274
                                                11,413


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
6.22%      03/18/08 ............$   1,855    $   1,713
5.125%     10/15/08 ............    1,045          916
6.625%     09/15/09 ............    1,650        1,603
                                                 4,232
Federal National Mortgage Assoc.
5.75%      04/15/03 ............      890          865
5.125%     02/13/04 ............    4,610        4,334
5.78%      05/05/04 ............    1,480        1,413
6.99%      07/09/07 ............    2,010        1,943
5.64%      12/10/08 ............    1,225        1,097
6.04%      02/25/09 ............    4,420        4,047
6.16%      08/07/28 ............    2,735        2,395
                                                16,094
Small Business Administration
6.55%      10/01/17 - 12/01/17 .      647          616
6.125%     01/01/18 ............      986          916
                                                 1,532
TOTAL FEDERAL AGENCIES
   (COST $35,048) ..............                33,271

AGENCY MORTGAGE BACKED -- 32.1%
Federal Home Loan Mortgage Corp.
7.50%      11/01/09 ............      265          267
7.50%      06/01/10 ............    1,413        1,426
7.50%      09/01/12 ............      883          890
8.00%      08/01/24 ............      131          133
8.00%      10/01/25 ............       67           68
8.00%      11/01/26 ............       89           90
8.00%      05/01/27 ............    5,668        5,723
6.50%      06/01/29 - 08/01/29 .    7,928        7,473
6.00%      TBA .................    2,000        1,830(c)
6.50%      TBA .................    3,026        2,853(c)
7.00%      TBA .................   17,129       16,578(c)
7.50%      TBA .................      400          396(c)
                                                37,727
Federal National Mortgage Assoc.
6.50%      01/01/04 ............       62           61
9.00%      06/01/09 ............      763          800
7.50%      12/01/09 ............    2,840        2,858
7.00%      08/01/13 ............      313          310
7.50%      02/01/14 ............    1,767        1,778
9.00%      04/01/16 ............      427          450
8.00%      12/01/17 ............      758          771
9.00%      12/01/17 ............      554          577
7.50%      12/01/18 ............      377          375
9.00%      12/01/22 ............      632          659
7.50%      12/01/23 ............    2,035        2,022
7.00%      08/01/27 - 11/01/27 .    5,523        5,344
6.50%      01/01/28 - 06/01/28 .      301          284


-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
7.00%      07/01/28 ............. $   896   $      866
6.50%      01/01/29 -03/01/29 ...   4,159        3,919
6.00%      08/01/29 .............   2,046        1,872
6.50%      TBA ..................   5,824        5,567(c)
7.50%      TBA ..................     600          593(c)
                                                29,106
Government National Mortgage Assoc.
7.00%      03/15/12 .............   2,139        2,117
9.00%      11/15/16 .............     964        1,017
9.00%      01/15/17 - 11/15/17 ..     991        1,043
8.50%      10/15/17 .............   1,004        1,041
9.00%      12/15/21 .............     118          124
7.50%      03/15/23 - 12/15/23 ..   2,081        2,067
6.50%      01/15/24 - 04/15/24 ..   2,075        1,967
6.50%      11/15/27 .............     187          177
7.00%      11/15/27 - 12/15/27 ..     759          734
7.50%      12/15/27 .............     263          261
6.50%      03/15/28 - 04/15/28 ..   3,290        3,086
7.00%      03/15/28 - 04/15/28 ..     857          828
7.50%      01/15/28 - 10/15/28 ..   2,536        2,508
8.00%      TBA ..................   2,183        2,205(c)
                                                19,175
TOTAL AGENCY MORTGAGE BACKED
   (COST $87,723) ...............               86,008

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.1% Collateralized Mortgage Obligation Trust
5.72%      09/01/15 .............      70           62(f,d)
5.73%      11/01/18 .............     246          178(f,d)
                                                   240
Federal Home Loan Mortgage Corp.
8.00%      04/15/20 .............     225          227
5.75%      06/15/23 .............     595          562
8.00%      02/01/28 .............     100          101
                                                   890
Federal National Mortgage Assoc.
14.34%     04/01/17 .............     190           52(g,d)
8.50%      01/01/18 .............      34            9(g)
6.00%      03/25/19 .............   1,733        1,561
7.00%      06/18/20 .............     108          107(b)
8.00%      10/25/20 .............     267          269
9.00%      05/25/22 .............     236           67(g)
8.50%      07/25/22 .............     421          116(g)
                                                 2,181
Federal National Mortgage Assoc. REMIC
6.13%      12/17/04 .............     461          463
6.171%     05/25/14 .............     250          242
8.50%      03/01/17 .............      94           25(g)
6.24%      12/25/22 .............     234          169(d, f)
                                                   899


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
First Union Commercial Mortgage Trust
6.07%      10/15/08 ............. $   672     $    612
First Union National Bank Chase
6.65%      04/15/09 .............     728          688

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $6,513) ................                5,510

ASSET BACKED -- 3.8%
Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 .............     133          130
Chase Credit Card Master Trust
6.00%      08/15/05 .............     219          213
Citibank Credit Card Master Trust I
5.75%      01/15/03 .............      84           83
5.50%      02/15/06 .............     527          498
Discover Card Master Trust I
6.55%      08/18/03 .............     660          660
5.75%      10/16/03 .............     390          384
5.30%      08/15/04 .............     317          306
5.60%      05/16/06 .............   1,445        1,373
First USA Credit Card Master Trust
5.28%      09/18/06 .............     554          521
Ford Credit Auto Loan Master Trust
5.50%      02/15/03 .............     140          138
6.20%      02/15/03 .............     100          100
Ford Credit Auto Owner Trust
5.90%      06/15/02 .............     521          517
Green Tree Financial Corp.
6.97%      04/01/31 .............     345          342
MBNA Master Credit Card Trust
6.625%     03/15/03 .............   2,417        2,419
6.72%      10/15/03 .............     500          501
6.687%     03/15/04 .............     660          662
6.60%      04/16/07 .............     533          524
Peco Energy Transport Trust
5.80%      03/01/07 .............     255          242
6.05%      03/01/09 .............     255          239
West Penn Funding LLC
6.81%      09/25/08 .............     242          240

TOTAL ASSET BACKED
   (COST $10,294) ...............               10,092

CORPORATE NOTES -- 22.0%
Abbey National PLC
7.95%      10/26/29 .............     400          399
6.70%      06/29/49 .............     570          514
7.35%      10/29/49 .............     242          230
Aetna Services Inc.
6.97%      08/15/36 .............     365          358

----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Allstate Corp.
7.20%      12/01/09 ..............   $325         $316
Amerada Hess Corp.
7.875%     10/01/29 ..............    520          507
American Airlines Inc.
6.855%     04/15/09 ..............    335          329
Armstrong World Industries Inc.
7.45%      05/15/29 ..............    320          284
Associates Corp. of North America
6.375%     10/15/02 ..............  1,000          984
5.75%      11/01/03 ..............    255          243
AT&T Capital Corp.
6.60%      05/15/05 ..............    265          255
AT&T Corp.
6.50%      03/15/29 ..............    500          428
Bank One Corp.
6.40%      08/01/02 ..............    580          570
BCI US Funding Trust 1
9.39%      12/29/49 ..............    300          276(b)
Beckman Instruments Inc.
7.10%      03/04/03 ..............    215          206
Bell Telephone Co. - Pennsylvania
8.35%      12/15/30 ..............    600          650
Bellsouth Telecomm Inc.
6.375%     06/01/28 ..............    375          316
Boston University
7.625%     07/15/97 ..............    520          487
Brascan Ltd.
7.375%     10/01/02 ..............    155          152
Bristol-Myers Squibb Co.
6.875%     08/01/97 ..............    265          237
CIT Group Inc.
7.125%     10/15/04 ..............    530          525
Cleveland Electric Co. Toledo Edison
7.19%      07/01/00 ..............    200          200
Coastal Corp.
6.375%     02/01/09 ..............    400          364
Columbia University Trustees New York
6.83%      12/15/20 ..............    350          329
Conseco Inc.
6.40%      06/15/01 ..............    515          499
8.70%      11/15/26 ..............    330          295
Continental Cablevision Inc.
8.50%      09/15/01 ..............    450          459
Corporacion Andina De Fomento
6.75%      03/15/05 ..............    240          228
Crown Cork & Seal Co. Inc.
8.00%      04/15/23 ..............    330          304



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
CSX Corp.
6.25%      10/15/08 ..............   $905         $819
DaimlerChrysler AG
7.20%      09/01/09 ..............    475          467
Delphi Automotive Systems Corp.
6.125%     05/01/04 ..............    335          317
Dresdner Funding Trust I
8.151%     06/30/31 ..............    500          469(b)
Du Pont de Nemours (E.I) & Co.
6.75%      10/15/04 ..............    220          217
6.875%     10/15/09 ..............    220          213
Duke Capital Corp.
7.25%      10/01/04 ..............    585          572
Duke Energy Corp.
5.375%     01/01/09 ..............    400          346
Electronic Data Systems Corp.
6.85%      10/15/04 ..............    200          197
7.45%      10/15/29 ..............     85           83
Empresa Nacional De Electricidad
8.125%     02/01/97 ..............    415          336
EOP Operating LP
6.50%      01/15/04 ..............    320          305
FDX Corp.
7.85%      01/30/15 ..............    292          286
Federated Department Stores Inc.
6.125%     09/01/01 ..............    380          373
Ford Motor Co.
7.45%      07/16/31 ..............    440          423
Ford Motor Credit Co.
6.70%      07/16/04 ..............    450          440
5.80%      01/12/09 ..............    470          417
7.375%     10/28/09 ..............    805          795
Fortune Brands Inc.
7.125%     11/01/04 ..............    320          318(b)
FPL Group Capital Inc.
7.375%     06/01/09 ..............    315          309
General Motors Acceptance Corp.
5.75%      11/10/03 ..............    250          238
6.15%      04/05/07 ..............    355          331
Georgia-Pacific Group
9.95%      06/15/02 ..............    235          248
Goldman Sachs Group L.P.
6.65%      05/15/09 ..............    250          233
Greenpoint Bank Brooklyn
6.70%      07/15/02 ..............    365          356(a)
Guangdong International Trust
     & Investment Corp.
8.75%      10/24/16 ..............    205           10(a,b,m)
HCR Manor Care
7.50%      06/15/06 ..............    220          193

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Heritage Media Corp.
8.75%      02/15/06 ............. $   645      $   663
Household Finance Corp.
6.125%     07/15/12 .............     170          165
Hydro-Quebec
8.05%      07/07/24 .............     685          724
8.25%      04/15/26 .............   1,365        1,422
Israel Electric Corp. Ltd.
8.10%      12/15/96 .............     425          357(b)
7.125%     07/15/05 .............     200          192(b)
J.P. Morgan & Co.
6.00%      01/15/09 .............     480          430
Korea Development Bank
6.625%     11/21/03 .............     415          398
Kroger Co.
6.34%      06/01/01 .............     215          213
7.375%     03/01/05 .............     260          255
LCI International Inc.
7.25%      06/15/07 .............     314          302
Lehman Brothers Holdings Inc.
8.50%      08/01/15 .............     410          419
7.50%      08/01/26 .............     520          521
LG&E Capital Corp.
5.75%      11/01/01 .............     445          435(b)
Liberty Property Ltd. Partnership
7.50%      01/15/18 .............     160          136
Lockheed Martin Corp.
7.95%      12/01/05 .............     525          517
8.20%      12/01/09 .............     325          323
8.50%      12/01/29 .............     220          224
Lumbermens Mutual Casualty
8.30%      12/01/37 .............     220          188(b)
MBNA Corp.
6.306%     04/22/03 .............     200          193
MCI Communications Corp.
6.125%     04/15/02 .............     880          866
MCI WorldCom Inc.
6.40%      08/15/05 .............     385          369
8.875%     01/15/06 .............     350          367
Meditrust
7.114%     08/15/04 .............     415          311
Merita Bank Ltd.
7.15%      12/29/49 .............     485          469(b)
Merrill Lynch & Co. Inc.
5.71%      01/15/02 .............     645          630
Monsanto Co.
5.75%      12/01/05 .............     310          285
6.60%      12/01/28 .............     125          108(b)
Morgan Stanley Dean Witter & Co.
7.125%     01/15/03 .............     670          669
5.625%     01/20/04 .............     675          636


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Nabisco Inc.
6.125%     02/01/33 ............. $   370         $353
Natexis AMBS Co. LLC
8.44%      12/29/49 .............     555          523(b)
National Rural Utilities Cooperative
6.046%     04/15/03 .............     200          194
5.50%      01/15/05 .............     315          293
National Westminster Bank PLC
7.75%      04/29/49 .............     520          500
New Jersey Economic Development Authority
7.425%     02/15/29 .............     350          341
Newell Co.
6.35%      07/15/08 .............     595          551
News America Holdings Inc.
8.15%      10/17/36 .............     250          239
News America Inc.
7.625%     11/30/28 .............     405          375
Noram Energy Corp.
6.375%     11/01/03 .............     310          298
Norfolk Southern Corp.
7.90%      05/15/97 .............     487          461
North Atlantic Energy Corp.
9.05%      06/01/02 .............     373          378
Northrop-Grumman Corp.
8.625%     10/15/04 .............     290          300
Occidental Petroleum Corp.
7.375%     11/15/08 .............     285          278
Ontario Province of Canada
7.375%     01/27/03 .............     540          546
Pepsi Bottling Holdings Inc.
5.375%     02/17/04 .............     500          469(b)
5.625%     02/17/09 .............     275          242(b)
Philip Morris Cos. Inc.
7.25%      09/15/01 .............     305          303
7.20%      02/01/07 .............     280          262
Phillips Petroleum Co.
9.375%     02/15/11 .............     395          447
Pitney Bowes Credit Corp.
9.25%      06/15/08 .............     385          428
Principal Financial Group
8.20%      08/15/09 .............     310          315(b)
Procter & Gamble Co.
6.875%     09/15/09 .............     250          244
9.36%      01/01/21 .............     415          479
Quebec Province of Canada
5.67%      02/27/26 .............   1,000          993
7.50%      09/15/29 .............     345          335

-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                   ELFUN INCOME FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Raytheon Co.
6.75%      08/15/07 ...............  $395         $368
Rohm & Haas Co.
6.95%      07/15/04 ...............   220          217
7.85%      07/15/29 ...............   215          216
Royal & Sun Alliance
     Insurance Group PLC
8.95%      10/15/29 ...............   430          439(b)
Safeway Inc.
7.50%      09/15/09 ...............   335          328
Sprint Capital Corp.
5.70%      11/15/03 ...............   270          256
6.875%     11/15/28 ...............   350          311
St. George Funding Co.
8.485%     12/29/49 ...............   505          415(b)
Stop & Shop Cos. Inc.
9.75%      02/01/02 ...............   205          215
SunAmerica Inc.
5.60%      07/31/97 ...............   815          560
Suntrust Bank Inc.
6.00%      01/15/28 ...............   310          283
Tele-Communications Inc.
9.80%      02/01/12 ...............   465          543
7.875%     08/01/13 ...............   320          325
Teleglobe Canada Inc.
7.20%      07/20/09 ...............   260          244
Tenet Healthcare Corp.
7.875%     01/15/03 ...............   395          383
Texas Utilities Co.
5.94%      10/15/01 ...............   600          590
Textron Inc.
6.375%     07/15/04 ...............   330          318
The B.F Goodrich Co.
6.45%      04/15/08 ...............   215          197
Time Warner Inc
10.15%     05/01/12 ...............   500          586
Time Warner Pass-Through Asset Trust
6.10%      12/30/01 ...............   320          314(b)
Tosco Corp.
7.625%     05/15/06 ...............   215          212
Transamerica Capital
7.625%     11/15/37 ...............   420          383
TRW Inc.
6.625%     06/01/04 ...............   410          395
Turner Broadcasting Systems Inc.
8.375%     07/01/13 ...............   400          414
TXU Eastern Funding Co.
6.45%      05/15/05 ...............   675          639
6.75%      05/15/09 ...............   300          275



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Tyco International Group S.A.
6.25%      06/15/03 ...............$   80       $   77
7.00%      06/15/28 ...............   340          294
Union Carbide Corp.
6.79%      06/01/25 ...............   375          361
Union Oil Co.
7.35%      06/15/09 ...............   260          253
United Illuminating Co.
6.25%      12/15/02 ...............   115          111
United Parcel Service Inc.
8.375%     04/01/30 ...............   285          304
US Airways Pass-Through Trust
8.36%      07/20/20 ...............   340          332
US West Capital Funding Inc.
6.875%     08/15/01 ...............   525          520(b)
6.125%     07/15/02 ...............   140          137
6.875%     07/15/28 ...............   215          188
US West Communications Inc.
5.625%     11/15/08 ...............   365          319
USA Networks Inc.
6.75%      11/15/05 ...............   335          314
USA Waste Services Inc.
6.125%     07/15/01 ...............   150          143
USX Marathon Group
9.80%      07/01/01 ...............   310          321
Viacom Inc.
7.75%      06/01/05 ...............   675          679
Wal-Mart Stores Inc.
6.875%     08/10/09 ...............   585          570
Walt Disney Co.
5.62%      12/01/08 ...............   305          270
Westinghouse Electric Corp.
8.875%     06/01/01 ...............   175          179
Williams Cos. Inc.
6.125%     02/15/12 ...............   615          601
Yale University
7.375%     04/15/96 ...............   275          260

TOTAL CORPORATE NOTES
   (COST $61,851) .................             58,848

NON-AGENCY MORTGAGE BACKED SECURITIES -- 5.8%
Amresco Commercial Mortgage Funding Corp.
6.73%      06/17/29 ...............   440          435
Asset Securitization Corp.
6.50%      02/14/41 ...............   298          294
Chase Commercial Mortgage
   Securities Corp.
6.39%      11/18/08 ...............   513          478

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp.
6.49%      05/15/08 ............. $   519    $     486
Credit Suisse First Boston
   Mortgage Securities Corp.
6.30%      11/15/08 .............     496          458
DLJ Mortgage Acceptance Corp.
6.65%      12/17/27 .............     250          246(b)
6.24%      11/12/31 .............     961          884
First Union Lehman Brothers-
   Bank of America
6.56%      11/18/08 .............   2,259        2,126
GMAC Commercial Mortgage
   Securities Inc.
6.42%      08/15/08 .............     371          346
10.07%     08/15/23 .............   8,662          335(d)
GS Mortgage Security Corp.
7.75%      05/19/27 .............     209          196(b)
6.86%      07/13/30 .............     687          679
Lehman Large Loan
6.79%      06/12/04 .............     391          387
Merrill Lynch Mortgage Investors Inc.
6.39%      02/15/30 .............     456          427
Mid-State Trust
7.54%      07/01/35 .............     166          156
Morgan Stanley Capital Inc.
6.86%      05/15/06 .............     690          681(b)
6.52%      01/15/08 .............     123          116
6.21%      09/15/08 .............     202          187
9.82%      10/15/18 .............   6,628          316(b,d)
9.74%      04/15/23 .............   4,249          170(d)
6.01%      11/15/30 .............     579          550
6.48%      11/15/30 .............     439          413
Nationslink Funding Corp.
6.001%     11/20/07 .............     329          313
6.476%     07/20/08 .............     489          460
Sawgrass Finance REMIC Trust
6.45%      01/20/06 .............     700          699
Structured Asset Securities Corp.
8.389%     04/25/27 .............     628          647
8.45%      02/25/28 .............   3,440          176
Vornado Finance Corp.
6.36%      12/01/00 .............   3,032        3,022(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $16,329) ...............               15,683



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
Blackrock Capital Finance L.P.
7.22%      11/25/28 .............  $1,365 $      1,302(b)
7.25%      11/25/28 .............     808          461(b)
Salomon Brothers Mortgage
   Securities Inc.
7.00%      07/25/24 .............   1,205        1,043

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $3,331) ................                2,806

TOTAL BONDS AND NOTES
   (COST $266,763) ..............              256,059

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.8%
--------------------------------------------------------------------------------
CORPORATE PREFERRED -- 0.8%
Centaur Funding Corp.
   (Series B), 9.08% ............     480          485(b)
Home Ownership Funding, 13.331% .   1,840        1,462(b)
TCI Communications Inc., 10.00% .   8,000          206

TOTAL PREFERRED STOCK
   (COST $2,229) ................                2,153

TOTAL INVESTMENTS IN SECURITIES
   (COST $268,992) ..............              258,212

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund ..  37,834       37,834

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
FEDERAL AGENCIES -- 6.7%
Federal Home Loan Mortgage Corp.
5.79%      01/11/00 ............. $14,000       13,978(d)
International Bank For
   Reconstruction & Development
5.76%      01/12/00 .............   4,000        3,993

TOTAL SHORT-TERM INVESTMENTS
   (COST $55,805) ...............               55,805

OTHER ASSETS AND LIABILITIES,
   NET (17.2)% ..................              (46,036)
                                              --------

NET ASSETS-- 100% ...............             $267,981
                                              ========

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                         ELFUN MONEY MARKET FUND


Q&A


ROBERT MACDOUGALL MANAGES THE ELFUN MONEY MARKET FUND (PLEASE REFER TO PAGE
32 FOR BOB'S BIOGRAPHICAL DETAILS AND AN ANALYSIS ON THE FIXED INCOME MARKETS.)


Q. HOW DID THE ELFUN MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1999?

A. The Elfun Money Market Fund posted a return of 5.11% for the one-year period ended December 31, 1999. For the same period, the 90-day U.S. Treasury Bill returned 4.83% and our Lipper peer group of 337 Money Market funds posted an average return of 4.49%.


Q.   WHAT WAS THE KEY DRIVER OF FUND PERFORMANCE?

A. By actively managing our maturity structure, we were able to capitalize on the higher rates caused by the Federal Reserve tightenings.

[PHOTO OF DOLLARS OMITTED]

                                                         ELFUN MONEY MARKET FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                              [LINE GRAPH OMITTED]
            ELFUN MONEY MARKET      90-DAY U.S. T-BILL
 6/14/90        $10000.00               $10000.00
     '90         10453.53                10433.21
     '91         11138.58                11010.86
     '92         11574.51                11397.90
     '93         11957.56                11747.24
     '94         12456.76                12259.75
     '95         13182.15                12953.62
     '96         13872.07                13620.62
     '97         14627.67                14328.89
     '98         15416.33                15028.66
     '99         16204.69                15754.74

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                       SINCE
                    ONE      FIVE    INCEPTION
                   YEAR      YEAR    (6/14/90)
--------------------------------------------------------------------------------

Elfun Money Market 5.11%     5.40%     5.18%

90 Day U.S. T-Bill 4.83%     5.14%     4.85%


                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/99
                             MONEY MARKET PEER GROUP


                                                 ONE     FIVE
                                                YEAR     YEAR

     Fund's rank in peer group: ...............    5        7

      Number of Funds in peer group: ..........  337      218

      Peer group average total return: ........ 4.49%    4.95%

     Lipper categories in peer group: .........  MONEY MARKET


    * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


                         FUND YIELD AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                      IBC
                         FUND      MONEY FUND
--------------------------------------------------------------------------------
  7 Day Current         5.74%+        5.13%
--------------------------------------------------------------------------------
  7 Day Effective        5.91%        5.26%
--------------------------------------------------------------------------------


CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.



                               INVESTMENT PROFILE

         A Fund designed for investors who seek to achieve a high level of current income consistent with the preservation of
           capital and maintenance of liquidity through investments in short-term high grade money market instruments.

AN INVESTMENT IN THE ELFUN MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE ELFUN MONEY MARKET FUND AT DECEMBER 31, 1999.

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                             ELFUN MONEY MARKET FUND
                               [PIE CHART OMITTED]
                             COMMERICAL PAPER 49.9%
                         CERTIFICATES OF DEPOSITS 24.9%
                             U.S. GOVERNMENTS 20.6%
                                CASH & OTHER 4.6%

                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 100.3%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 20.6%

U.S. AGENCIES
Federal Home Loan Bank
5.61%      02/09/00 .............  $9,735    $   9,678(d)
5.54%      02/16/00 .............   5,185        5,149(d)
5.64%      02/23/00 .............  12,160       12,060(d)
5.75%      04/12/00 .............   6,120        6,023(d)
5.64%      05/05/00 .............   9,200        9,025(d)
                                                41,935
Federal Home Loan Mortgage
5.37%      04/13/00 .............   2,400        2,364(d)
Federal National Mortgage Assoc.
5.55%      02/03/00 .............   3,000        2,985(d)
5.62%      04/17/00 .............   2,270        2,233(d)
                                                 5,218

U.S. TREASURIES
U.S. Treasury Notes
5.50%      03/31/00 .............   4,490        4,492
6.25%      05/31/00 .............   4,220        4,231
5.88%      06/30/00 .............   1,000        1,001
                                                 9,724

TOTAL U.S. GOVERNMENTS
   (COST $59,241) ...............               59,241



                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 49.9%
Abbey National PLC
5.80%      02/29/00 ............. $10,000    $   9,905
Associates Corp. of North America
6.42%      01/21/00 .............  10,100       10,064
Bank of America
6.04%      01/07/00 .............   9,630        9,620
Credit Suisse
5.93%      01/10/00 .............   9,500        9,486
First Union Corp.
6.00%      01/31/00 .............   9,630        9,582
Goldman Sachs Group L.P.
6.55%      01/28/00 .............  10,100       10,050
Halifax Building Society
5.78%      02/22/00 .............   9,850        9,768
Merrill Lynch & Co. Inc.
5.85%      02/04/00 .............   9,810        9,756
Morgan (J.P.) & Co. Inc.
5.97%      01/14/00 .............   8,240        8,222
Morgan Stanley Dean Witter
5.92%      01/12/00 .............  10,000        9,982
Rabobank Nederland N.V.
4.50%      01/03/00 .............  12,800       12,800
Royal Bank of Canada
4.75%      01/03/00 .............  13,900       13,900
Toronto-Dominion Holdings
6.36%      01/18/00 .............  10,160       10,130
UBS Finance Delaware Inc.
5.93%      03/30/00 .............  10,100        9,952

TOTAL COMMERCIAL PAPER
   (COST $143,217) ..............              143,217

YANKEE CERTIFICATES OF DEPOSIT -- 24.9%
Algemene Bank Nederland N.V.
4.50%      01/03/00 .............  12,310       12,310
Bank of Montreal
6.31%      01/13/00 .............  10,000       10,000
Bank of Nova Scotia
5.91%      03/15/00 .............  10,000        9,879
Bayerische Hypotheken Bank
6.09%      01/28/00 .............  10,000       10,000
Deutsche Bank AG
6.08%      01/14/00 .............   9,500        9,500
Dresdner Bank AG
5.81%      02/28/00 .............  10,000        9,906


------------
See Notes to Schedules of Investments and Notes to Financial Statements.

             ELFUN MONEY MARKET FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------
Societe Generale North America Inc.
5.81%      02/25/00 ............$   9,900 $      9,812

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $71,407) ..............                71,407

TIME DEPOSITS -- 4.9%
Republic National Bank
   New York New York
5.25%      01/03/00 ............   13,900       13,900
State Street Cayman Islands
4.50%      01/03/00 ............      159          159

TOTAL TIME DEPOSITS
   (COST $14,059) ..............                14,059

TOTAL SHORT-TERM INVESTMENTS
   (COST $287,924) .............               287,924

OTHER ASSETS AND LIABILITIES, NET (0.3)%          (932)
                                              --------

NET ASSETS-- 100% ..............              $286,992
                                              ========

---------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

Information on the preceding pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

A portion of the Elfun Tax-Exempt Income Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), Morgan Stanley Capital International World Index (MSCI World), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI
EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Lehman Brothers Municipal Bond Index (LBMI), and the 90 Day U.S. Treasury Index (90 Day T-Bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. MSCI World is a composite of 1,364 securities traded in 22 developed markets of the world. MSCI EAFE is a composite of 967 foreign securities traded in 20 developed markets representing Europe, Australasia and Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI Index is a composite of investment-grade (Baa or greater), fixed-rate municipal bonds with maturities greater than two years and is considered to be representative of the municipal bond market. In the instance of the Elfun Money Market Fund, where the inception date was not at the beginning of the month, the index return is calculated from the month end nearest to the fund's inception date. The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 951 taxable money market funds. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and the Elfun Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for descriptions of investment objectives, policies, risks and permissible investments.

   NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of The Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to $1,782; $3,341; $11,232; and $14,337 or 0.6%, 1.6%, 0.8% and 5.4% of net
    assets for the Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund and Elfun Income Fund, respectively. These securities have been determined to be liquid using guidelines established by the Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying U.S. Treasury or pool of mortgages. No payments of interest are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At December 31, 1999, all or a portion of this security was pledged to cover collateral requirements for futures, options or TBAs.

(i) All or a portion of security out on loan.

(j) Prerefunded. Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(k) The security is insured by FGIC, MBIA, AMBAC, or FSA. The Elfun Tax-Exempt Income Fund had insurance concentrations of 5% or greater as of December 31, 1999 (as a percentage of net assets) as follows:
        MBIA     27.12%               AMBAC     15.14%

(l) Escrowed to maturity. Bonds which are collateralized by U.S Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m) At December 31, 1999, the security is in default. GE Asset Management has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued. The cost of the securities are $78 and $213 and represents 0.04% and 0.37% of net assets of the Elfun Diversified Fund and Elfun Income Fund, respectively.

ABBREVIATIONS:
   ADR     --    American Depositary Receipt
   AMBAC   --    AMBAC Indemnity Corporation
   GDR     --    Global Depository Receipt
   G.O.    --    General Obligation
   MBIA    --    Municipal Bond Insurance Association Corporation
   Regd.   --    Registered
   REMIC   --    Real Estate Mortgage Investment Conduit
   SDR     --    Special Drawing Rights
   STRIPS  --    Separate Trading of Registered Interest and Principal of
                 Securities

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:

ELFUN INTERNATIONAL EQUITY FUND                          1999        1998         1997          1996         1995
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............       $19.60       $17.00       $17.67        $16.65       $15.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ........................         0.26         0.26         0.22          0.24         0.23
   Net realized and unrealized
      gains (losses) on investments .............         7.30         2.69         1.26          2.45         2.27
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ..         7.56         2.95         1.48          2.69         2.50
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................         0.23         0.22         0.17          0.23         0.19
   Net realized gains ...........................         2.61         0.13         1.98          1.44         1.24
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................         2.84         0.35         2.15          1.67         1.43
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ....................       $24.32       $19.60       $17.00        $17.67       $16.65
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) .................................        38.90%       17.36%        8.47%        16.13%       16.03%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) .......     $292,334     $207,466     $193,492      $176,303     $142,262
   Ratios to average net assets:
      Net investment income .....................         1.22%        1.32%       1.17%         1.37%        1.36%
      Expenses ..................................         0.20%        0.31%       0.24%         0.25%        0.34%
   Portfolio turnover rate ......................           67%          54%         83%           45%          55%
--------------------------------------------------------------------------------------------------------------------

ELFUN TRUSTS                                             1999        1998         1997          1996         1995
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............       $62.58       $55.81       $46.46        $39.88       $30.91
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ........................         0.63         0.83         0.75          0.75         0.77
   Net realized and unrealized
      gains (losses) on investments .............        11.64        11.93        13.48          8.68        11.33
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .........        12.27        12.76        14.23          9.43        12.10
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................         0.62         0.83         0.74          0.75         0.77
   Net realized gains ...........................         4.42         5.16         4.14          2.10         2.36
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................         5.04         5.99         4.88          2.85         3.13
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ....................       $69.81       $62.58       $55.81        $46.46       $39.88
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) .................................        19.74%       22.94%       30.86%        23.55%       39.19%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) .......   $2,758,535   $2,368,878   $1,981,395    $1,525,979   $1,228,366
   Ratios to average net assets:
      Net investment income .....................         0.91%        1.35%        1.39%         1.71%        2.08%
      Expenses ..................................         0.12%        0.12%        0.09%         0.13%        0.13%
   Portfolio turnover rate ......................           11%          15%          16%           12%         15%

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:

ELFUN DIVERSIFIED FUND                                    1999         1998         1997         1996          1995
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...............      $20.18       $19.16       $17.27        $15.86       $13.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................        0.60         0.61         0.56          0.54         0.53
   Net realized and unrealized
      gains (losses) on investments ..............        2.22         2.66         2.64          1.75         3.06
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...        2.82         3.27         3.20          2.29         3.59
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................        0.59         0.60         0.56          0.54         0.53
   Net realized gains ............................        1.29         1.65         0.75          0.34         0.44
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................        1.88         2.25         1.31          0.88         0.97
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .....................      $21.12       $20.18       $19.16        $17.27       $15.86
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) ..................................       14.04%       17.14%       18.58%        14.40%       27.11%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ........    $208,128     $177,582     $143,808      $102,157      $77,255
   Ratios to average net assets:
      Net investment income ......................        2.83%        3.00%        3.11%         3.41%        3.62%
      Expenses ...................................        0.20%        0.25%        0.22%         0.28%        0.34%
   Portfolio turnover rate .......................          98%         126%         100%           89%          93%
--------------------------------------------------------------------------------------------------------------------


ELFUN TAX-EXEMPT INCOME FUND                              1999         1998         1997         1996          1995
--------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ...............      $11.98       $11.93       $11.61        $11.91       $10.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................        0.61         0.62         0.65          0.66         0.68
   Net realized and unrealized
      gains (losses) on investments ..............       (0.96)        0.10         0.43         (0.25)        1.15
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...       (0.35)        0.72         1.08          0.41         1.83
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................        0.61         0.62         0.65          0.66         0.68
   Net realized gains ............................        0.04         0.05         0.11          0.05         0.07
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................        0.65         0.67         0.76          0.71         0.75
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .....................      $10.98       $11.98       $11.93        $11.61       $11.91
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) ..................................       (3.01)%       6.21%        9.59%         3.60%       17.32%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ........  $1,365,181   $1,486,373   $1,394,734    $1,301,737   $1,312,342
   Ratios to average net assets:
      Net investment income ......................        5.31%        5.18%        5.52%         5.67%        5.91%
      Expenses ...................................        0.14%        0.10%        0.10%         0.13%        0.13%
   Portfolio turnover rate .......................          24%          18%          28%           22%          59%

----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31:

ELFUN INCOME FUND                                         1999        1998          1997         1996         1995
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..................   $11.56       $11.61       $11.32        $11.64       $10.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.73         0.72         0.75          0.76         0.77
   Net realized and unrealized
      gains (losses) on investments .................    (0.80)        0.24         0.29         (0.32)        1.09
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......    (0.07)        0.96         1.04          0.44         1.86
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.73         0.75         0.75          0.76         0.77
   Net realized gains ...............................     0.04         0.26         0.00          0.00         0.00
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.77         1.01         0.75          0.76         0.77
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................   $10.72       $11.56       $11.61        $11.32       $11.64
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) .....................................    (0.62)%       8.49%        9.58%         4.01%       18.21%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ........... $267,981     $274,082     $230,963      $219,451     $218,880
   Ratios to average net assets:
      Net investment income .........................     6.55%        6.12%        6.56%         6.68%        6.90%
      Expenses ......................................     0.18%        0.22%        0.20%         0.24%        0.25%
   Portfolio turnover rate ..........................      211%         216%         222%          201%         367%
--------------------------------------------------------------------------------------------------------------------

ELFUN MONEY MARKET FUND                                   1999        1998          1997         1996         1995
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..................    $1.00        $1.00        $1.00         $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.05         0.05         0.05          0.05         0.06
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .............     0.05         0.05         0.05          0.05         0.06
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................     0.05         0.05         0.05          0.05         0.06
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................     0.05         0.05         0.05          0.05         0.06
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR ........................    $1.00        $1.00        $1.00         $1.00        $1.00
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(A) .....................................     5.11%        5.39%        5.45%         5.23%        5.82%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands) ........... $286,992     $203,920     $167,385      $139,474     $117,506
   Ratios to average net assets:
      Net investment income .........................     4.91%        5.21%        5.27%         5.08%        5.68%
      Expenses ......................................     0.19%        0.25%        0.24%         0.31%        0.30%

-------------
NOTES TO FINANCIAL HIGHLIGHTS
(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND ASSUME NO SALES CHARGE.


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

STATEMENTS OF ASSETS
AND LIABILITIES DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)

                                             ELFUN                    ELFUN         ELFUN                          ELFUN
                                         INTERNATIONAL     ELFUN   DIVERSIFIED   TAX-EXEMPT          ELFUN     MONEY MARKET
                                          EQUITY FUND     TRUSTS       FUND      INCOME FUND      INCOME FUND      FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
       (cost $179,830; $1,132,782;
       $150,014; $1,323,582; $268,992
       and $0, respectively) .............  $276,329    $2,711,001   $199,211    $1,319,176      $258,212     $       --
   Short-term investments
       (at amortized cost) ...............    14,155        45,587     15,053        23,921        55,805        287,924
   Cash ..................................         1            --         --            --            --             --
   Foreign currency (cost $1,261; $0;
        $171; $0; $0 and $0, respectively)     1,266            --        172            --            --             --
   Receivable for investments sold .......        --            --      2,175            --         8,193             --
   Income receivables ....................       375         2,066      1,071        23,558         3,472            397
   Receivable for fund shares sold .......       163         1,053         67           139           362            411
   Receivable from advisor ...............        74            --         --            --            --             --
---------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ......................   292,363     2,759,707    217,749     1,366,794       326,044        288,732
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders .        --            --         44         1,035           277            209
   Payable upon return of securities loaned       --            --         --            --        18,764             --
   Payable for investments purchased .....        --            --      9,537            --        38,744             --
   Payable for fund shares redeemed ......        29           513         11           233           196          1,393
   Payable to GE Asset Management ........        --           574         29           345            82            138
   Variation margin payable ..............        --            85         --            --            --             --
---------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .................        29         1,172      9,621         1,613        58,063          1,740
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................  $292,334    $2,758,535   $208,128    $1,365,181      $267,981       $286,992
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................  $195,930    $1,177,834   $158,963    $1,373,871      $284,415       $286,980
   Undistributed (distributions in excess)
      net investment income ..............       (35)          314          4            --           248             12
   Accumulated net realized gain (loss) ..       (55)        3,400        (36)       (4,284)       (5,902)            --
   Net unrealized appreciation/(depreciation) on:
       Investments .......................    96,499     1,578,219     49,197        (4,406)      (10,780)            --
       Futures ...........................        --        (1,229)        --            --            --             --
       Foreign currency related transactions      (5)           (3)        --            --            --             --
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................  $292,334    $2,758,535   $208,128    $1,365,181      $267,981       $286,992
---------------------------------------------------------------------------------------------------------------------------
Shares outstanding (Par value $10; $10;
    $10; $10; $10; and $1, respectively) .    12,020        39,516      9,854       124,286        24,998        286,994
Net asset value, offering and
    redemption price per share ...........  $  24.32    $    69.81   $  21.12    $    10.98      $  10.72       $   1.00



-----------
See Notes to Financial Statements.

                                    48 & 49

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)

                                              ELFUN                        ELFUN           ELFUN                         ELFUN
                                          INTERNATIONAL      ELFUN      DIVERSIFIED     TAX-EXEMPT          ELFUN     MONEY MARKET
                                           EQUITY FUND      TRUSTS         FUND         INCOME FUND      INCOME FUND     FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ........................... $   3,214    $   22,192    $   1,298       $      --    $       438      $      --
      Interest ............................       490         4,527        4,574          79,131         18,041*        11,897
      Less: Foreign taxes withheld ........      (390)         (251)         (76)             --            --              --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...........................     3,314        26,468        5,796          79,131        18,479          11,897
----------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Administration expenses .............       146         1,472          123           1,133           142              74
      Shareholder servicing agent expenses         97           370           65             167            94              67
      Transfer agent expenses .............       149           617          115             304           170             225
      Custody and accounting expenses .....        23           264           20             166            30              23
      Professional fees ...................        20           143           18              93            24              20
      Registration, filing, printing and
         miscellaneous expenses ...........        23            99           39             107            40              28
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES .........................       458         2,965          380           1,970           500             437
----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ..................     2,856        23,503        5,416          77,161        17,979          11,460
----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   REALIZED GAIN (LOSS) ON:
      Investments .........................    28,593       168,192       11,299             (47)       (6,058)             --
      Futures .............................        --        (4,915)          (4)             --            --              --
      Written options .....................        --            --           63              --           255              --
      Foreign currency related transactions      (422)           --          (92)             --            --              --
   INCREASE (DECREASE) IN UNREALIZED
      APPRECIATION/DEPRECIATION ON:
         Investments ......................    49,815       276,943        8,797        (121,113)      (13,801)             --
         Futures ..........................        --           440           --              --            --              --
         Written options ..................        --            --           (1)             --            (3)             --
         Foreign currency related transactions    (24)           (2)          (3)             --            --              --
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
      on investments ......................    77,962       440,658       20,059        (121,160)      (19,607)             --
----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...........   $80,818      $464,161      $25,475        $(43,999)    $  (1,628)        $11,460
----------------------------------------------------------------------------------------------------------------------------------

* Income attributable to security lending activity, net of rebate expenses, for the Elfun Income Fund was $259.

-----------
See Notes to Financial Statements.


                                    50 & 51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
(AMOUNTS IN THOUSANDS)

                                                    ELFUN                                        ELFUN
                                                INTERNATIONAL             ELFUN                DIVERSIFIED
                                                 EQUITY FUND             TRUSTS                   FUND
                                                1999       1998      1999        1998       1999       1998
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income .................$   2,856    $ 2,696   $ 23,503   $ 29,250   $  5,416    $ 4,853
      Net realized gain (loss) on
        investments, futures, written
        options, and foreign currency
        related transactions .................  28,171        757    163,277    183,039     11,266     13,396
      Net increase (decrease) in
        unrealized appreciation/
        depreciation .........................  49,791     27,532    277,381    239,584      8,793      6,835
---------------------------------------------------------------------------------------------------------------
      Net increase (decrease)from operations .  80,818     30,985    464,161    451,873     25,475     25,084
---------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..................  (2,516)    (2,336)   (23,331)   (29,478)    (5,330)    (4,813)
      Net realized gains ..................... (28,107)    (1,325)  (165,864)  (182,358)   (11,669)   (13,144)
---------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ....................... (30,623)    (3,661)  (189,195)  (211,836)   (16,999)   (17,957)
---------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions ...........  50,195     27,324    274,966    240,037      8,476      7,127
---------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ...........  27,191     20,099    139,897    165,883     24,267     26,484
      Value of distributions reinvested ......  28,144      3,356    138,628    154,891     15,965     16,810
      Cost of shares redeemed ................ (20,662)   (36,805)  (163,834)  (173,328)   (18,162)   (16,647)
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from
      share transactions .....................  34,673    (13,350)   114,691    147,446     22,070     26,647
---------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...  84,868     13,974    389,657    387,483     30,546     33,774
NET ASSETS
   Beginning of year ......................... 207,466    193,492  2,368,878  1,981,395    177,582    143,808
---------------------------------------------------------------------------------------------------------------
   End of year ...............................$292,334   $207,466 $2,758,535 $2,368,878   $208,128   $177,582
---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS) NET
   INVESTMENT INCOME, END OF YEAR ............$    (35)  $      1 $      314 $      142   $      4   $     (3)

  CHANGES IN FUND SHARES
---------------------------------------------------------------------------------------------------------------
Shares sold ..................................   1,207      1,075      2,064      2,716      1,142      1,276
Issued for distributions reinvested ..........   1,182        171      2,016      2,490        764        836
Shares redeemed ..............................    (952)    (2,044)    (2,418)    (2,851)      (854)      (815)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .......   1,437       (798)     1,662      2,355      1,052      1,297
---------------------------------------------------------------------------------------------------------------


                                                      ELFUN                                       ELFUN
                                                    TAX-EXEMPT                ELFUN            MONEY MARKET
                                                   INCOME FUND            INCOME FUND             FUND
                                               1999           1998        1999        1998    1999     1998
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income .................  $  77,161   $   74,864   $ 17,979   $ 15,462  $  11,460   $  9,475
      Net realized gain (loss) on
        investments, futures, written
        options, and foreign currency
        related transactions ................        (47)       6,694     (5,803)     6,190         --          1
      Net increase (decrease) in
        unrealized appreciation/
        depreciation ........................   (121,113)       5,155    (13,804)    (1,268)        --         --
-----------------------------------------------------------------------------------------------------------------
      Net increase (decrease)from operations     (43,999)      86,713     (1,628)    20,384     11,460      9,476
-----------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income .................    (77,161)     (74,864)   (17,937)   (15,968)   (11,460)    (9,477)
      Net realized gains ....................     (4,877)      (6,048)    (1,002)    (6,022)        --         --
-----------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................    (82,038)     (80,912)   (18,939)   (21,990)   (11,460)    (9,477)
-----------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions ..........   (126,037)       5,801    (20,567)    (1,606)        --         (1)
-----------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ..........    134,206      134,467     42,791     63,001    299,285    211,013
      Value of distributions reinvested .....     56,852       56,497     16,113     18,047     10,858      9,117
      Cost of shares redeemed ...............   (186,213)    (105,126)   (44,438)   (36,263)  (227,071)  (183,594)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from
      share transactions ....................      4,845       85,838     14,466     44,785     83,072     36,536
-----------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..   (121,192)      91,639     (6,101)    43,179     83,072     36,535
NET ASSETS
   Beginning of year ........................  1,486,373    1,394,734    274,082    230,903    203,920    167,385
-----------------------------------------------------------------------------------------------------------------
   End of year .............................. $1,365,181   $1,486,373   $267,981   $274,082   $286,992   $203,920
-----------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS) NET
   INVESTMENT INCOME, END OF YEAR ........... $       --   $       --   $    249   $    206  $    12     $     11

  CHANGES IN FUND SHARES
-----------------------------------------------------------------------------------------------------------------
Shares sold .................................     11,531       11,240      3,824      5,369    299,285    211,013
Issued for distributions reinvested .........      4,946        4,725      1,455      1,548     10,858      9,117
Shares redeemed .............................    (16,261)      (8,796)    (4,000)    (3,091)  (227,071)  (183,594)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......        216        7,169      1,279      3,826     83,072     36,536
-----------------------------------------------------------------------------------------------------------------


------------
See Notes to Financial Statements.

                                    52 & 53

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

The Elfun Funds (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:



SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions as well as dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; such prices represent the mean of the bid and ask of the secondary market. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 under the 1940 Act, Elfun Money Market Fund values its securities initially at cost and thereafter securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.



REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements.  The Funds' custodian

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.



SECURITY LENDING

The Funds may loan securities to brokers, dealers, and financial institutions determined by GE Asset Management to be creditworthy, subject to certain limitations. The Funds receive compensation in the form of fees in addition to the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.



FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated daily to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.



FINANCIAL FUTURES CONTRACTS AND OPTIONS

Each of the Funds may invest in financial futures contracts and each of the Funds may purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures, writing puts and buying calls tend to increase a fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. The Funds will not enter into a transaction involving futures and options on futures for speculative purposes. The Funds' risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms, and changes in the liquidity of secondary markets for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When a fund writes an option, the amount of the premium received is recorded as a liability and is subsequently

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying securities purchased is adjusted by the original premium received or paid.



WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when-issued and forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage a Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts, if any, appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized foreign currency related transactions gains or losses. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contract's terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.



INVESTMENTS IN FOREIGN MARKETS

Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.



INCOME TAXES
(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of December 31, 1999, the following Fund has a capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                               AMOUNT      EXPIRES
--------------------------------------------------------
Income Fund                       $4,168         2007

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds incurred and elected to defer losses at October 31, 1999 as follows:

FUND                              CURRENCY     CAPITAL
-------------------------------------------------------
Elfun Income Fund                    $--       $1,644
Elfun Tax-Exempt Income Fund          --        4,284



DISTRIBUTIONS TO SHAREHOLDERS

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, net realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.



INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded, net of nonreclaimable tax withholdings, on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and discounts and premiums on tax-exempt bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax-

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized.



EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by the Funds' investment adviser and reimbursed by the Funds.

3. LINE OF CREDIT

Effective December 1999, the Funds share a revolving credit facility of up to $188,000,000, with a number of its affiliated mutual funds. The credit facility is with its custodial bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum based on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionately based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets or $75 million. The credit facility was not utilized by the Funds during the period ended December 31, 1999.

4.   SECURITY LENDING
     (DOLLARS IN THOUSANDS)

At December 31, 1999, the Elfun Income Fund, which is the only fund that participated in securities lending, had loaned securities having a value, including accrued interest, of approximately $18,440 and received $18,764 and $223 in cash and letter of credit, respectively, as collateral for loans.

5. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 1999, the Funds incurred expenses for the cost of services rendered by General Electric Company's wholly-owned subsidiary, General Electric Investment Corporation, as investment adviser and for services it rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

                                 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

6.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
     (DOLLARS IN THOUSANDS)

Aggregate gross unrealized appreciation/ (depreciation) of investments for each Fund at December 31, 1999, were as follows:
                                                  NET
                      GROSS        GROSS      UNREALIZED
                   UNREALIZED   UNREALIZED   APPRECIATION/
                  APPRECIATION DEPRECIATION (DEPRECIATION)
-----------------------------------------------------------
Elfun International
   Equity Fund     $  100,039     $  3,540   $    96,499
Elfun Trusts        1,659,139       80,920     1,578,219
Elfun Diversified
   Fund                56,650        7,453        49,197
Elfun Tax-Exempt
   Income Fund         33,217       37,623        (4,406)
Elfun Income Fund         215       10,995       (10,780)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1999.

7.   OPTIONS
     (CONTRACTS AND DOLLARS IN THOUSANDS)

During the year ended December 31, 1999, the following option contracts were written:


                 ELFUN DIVERSIFIED FUND    ELFUN INCOME FUND
                 ----------------------  ---------------------
                      NUMBER             NUMBER
                   OF CONTRACTS PREMIUM  OF CONTRACTS PREMIUM
--------------------------------------------------------------
Balance as of
   December 31, 1998   1,870     $   8        7,980     $ 33
Written               27,164        80      109,216      322
Closed and Expired   (23,474)      (70)     (94,696)    (281)
Exercised             (5,560)      (18)     (22,500)     (74)
--------------------------------------------------------------
Balance as of
   December 31, 1999      --      $ --           --     $ --
--------------------------------------------------------------

8.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 1999, were as follows:
                                  PURCHASES     SALES
--------------------------------------------------------
Elfun International
   Equity Fund                   $150,052    $156,620
Elfun Trusts                      269,532     327,152
Elfun Diversified Fund            189,133     179,022
Elfun Tax-Exempt
   Income Fund                    332,332     335,637
Elfun Income Fund                 587,950     568,828

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

[KPMG LLP LOGO OMITTED]

THE BOARD OF TRUSTEES AND

SHAREHOLDERS OF THE ELFUN MUTUAL FUNDS:

We have audited the accompanying statements of assets and liabilities of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, (the "Elfun Funds"), including the schedules of investments, as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Elfun Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun Funds as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



[KPMG LLP SIGNATURE OMITTED]
New York, New York
February 4, 2000

                                                      TAX INFORMATION, UNAUDITED
--------------------------------------------------------------------------------

The Elfun International Equity Fund has elected to pass through foreign taxes paid in 1999 to its shareholders of record on December 27, 1999. The total amounts of foreign source income and foreign taxes paid are $2,946,251 and $389,404, respectively. Additional information needed by shareholders to prepare their 1999 Federal income tax returns has been provided with Forms 1099-DIV.

Of the dividends paid from net investment income by the Elfun Tax-Exempt Income Fund for the tax period ended December 31, 1999, 95.72% represents exempt interest dividends for Federal income tax purposes.

During the year ended December 31, 1999, the following Elfun Funds paid to shareholders of record on December 27, 1999 the following long-term capital gain dividends:

  FUND                                  PER SHARE AMOUNT
--------------------------------------------------------
  Elfun Trusts                             $4.41722
  Elfun Diversified Fund                   $1.28211
  Elfun International Equity Fund          $2.61070
  Elfun Tax-Exempt Income Fund             $0.03855
  Elfun Income Fund                        $0.02746

                                                    ELFUN FUNDS' INVESTMENT TEAM
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

ELFUN INTERNATIONAL EQUITY FUND
Ralph R. Layman
Michael J. Solecki

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
David B. Carlson
Ralph R. Layman
Robert A. MacDougall

ELFUN TAX-EXEMPT INCOME FUND
Robert R. Kaelin

ELFUN INCOME FUND
ELFUN MONEY MARKET FUND
Team led by
Robert A. MacDougall

INVESTMENT ADVISER
General Electric Investment Corporation

INDEPENDENT AUDITORS
KPMG LLP

CUSTODIAN
State Street Bank & Trust Company

SHAREHOLDER SERVICING AGENT
Address all inquiries to:
GE Asset Management
P.O. Box 419631
Kansas City, MO 64141-6631

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, TRUSTEE, PRESIDENT,
AND CHIEF EXECUTIVE OFFICER
GENERAL ELECTRIC INVESTMENT CORPORATION

Eugene K. Bolton, TRUSTEE, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, TRUSTEE, EVP, MUTUAL FUNDS

Ralph R. Layman, TRUSTEE, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, TRUSTEE, EVP, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, TRUSTEE, EVP, FIXED INCOME

Geoffrey R. Norman, EVP, MARKETING

Donald W. Torey, TRUSTEE, EVP, PRIVATE EQUITIES AND REAL ESTATE

John J. Walker, TRUSTEE, EVP, CHIEF FINANCIAL OFFICER

                                                            SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

NEW ONLINE SERVICE

Your Elfun Mutual Fund accounts can now be accessed on the Internet at WWW.ELFUN.ORG.

Here are some of the benefits of our online service:

[BULLET] View account balance and transaction history
[BULLET] Make exchanges
[BULLET] Redeem shares (minimum, $500; maximum, $50,000)

Many more features will be added to the web site in the future for your convenience.


NEW EXTENDED TELEPHONE SERVICE

Our Customer Reps at the Inquiry Center are available Monday to Friday from 8:30 AM to 6:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.


AUTOMATED VOICE RESPONSE SYSTEM

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.


CONTACT US BY MAIL

If you'd like to write to us, address your inquiries regarding your account(s) to:

Elfun Mutual Funds
P. O. Box 419631
Kansas City, MO 64141-6631.


We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

----------------
   BULK RATE
  U.S. POSTAGE
     PAID
   CANTON, MA
PERMIT NO. 313
-----------------




ELFUN FUNDS
3003 SUMMER STREET
STAMFORD, CT 06904-7900


DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD, BUILDING B
STAMFORD, CT 06927

[GE LOGO OMITTED]

ELF-2 (2/00)